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                                                                   Exhibit 10.60

                        MASTER ROYALTY AND USE AGREEMENT

                                  by and among

                       CLEARWIRE SPECTRUM HOLDINGS II LLC

                                       and

            HISPANIC INFORMATION AND TELECOMMUNICATIONS NETWORK, INC.

                           Dated as of October 4, 2006

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                                TABLE OF CONTENTS

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ARTICLE I. RELATIONSHIP SUMMARY..........................................     6
   Section 1.01.  Overview...............................................     6
   Section 1.02.  Overview of Mechanics and Structure of Agreements......     6
   Section 1.03.  Scope and Nature of Clearwire Group....................     8
ARTICLE II. ECONOMIC ROYALTIES...........................................    10
   Section 2.01.  Aggregate EBS Spectrum Capacity Economic Royalties.....    10
ARTICLE III. ACCESS RIGHT ROYALTIES......................................    10
   Section 3.01.  Access Right Royalties.................................    10
   Section 3.02.  Cost-Free Educational Accounts.........................    10
   Section 3.03.  Educational Reservation Basic Cost-Free Education
                  Accounts...............................................    11
   Section 3.04.  Additional Cost-Free Educational Accounts..............    11
   Section 3.05.  Licensee MVNO..........................................    12
   Section 3.06.  Access to Educational End User Devices.................    13
   Section 3.07.  Sharing of Features and Service Sets...................    13
   Section 3.08.  Preferred Content Provider.............................    13
   Section 3.09.  [***]..................................................    14
ARTICLE IV. CLOSING MECHANICS; ESCROW....................................    14
   Section 4.01.  Deliveries at Execution of this Agreement..............    14
   Section 4.03.  EBS Spectrum Capacity IUA Closing(s)...................    15
   Section 4.04.  Closing Site/Mechanics.................................    16
   Section 4.05.  Further Assurances.....................................    16
ARTICLE V. REPRESENTATIONS AND WARRANTIES OF LICENSEE....................    17
   Section 5.01.  Organization and Good Standing.........................    17
   Section 5.02.  Authorization of Agreement.............................    17
   Section 5.03.  No Conflict............................................    17
   Section 5.04.  Litigation.............................................    18
   Section 5.05.  Compliance with Laws; Permits..........................    18
   Section 5.07.  Brokers................................................    18
   Section 5.08.  Knowledge..............................................    18
ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF CLEARWIRE..................    19
   Section 6.01.  Organization and Good Standing.........................    19
   Section 6.02.  Authorization of Agreement.............................    19
   Section 6.05.  No Conflict............................................    19
   Section 6.06.  Litigation.............................................    20
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   Section 6.07.  Compliance with Laws; Permits..........................    20
   Section 6.08.  Brokers................................................    20
ARTICLE VII. COVENANTS...................................................    20
   Section 7.01.  Consents and Approvals.................................    20
   Section 7.02.  Notice of Breach.......................................    21
   Section 7.04.  Maintenance of FCC Qualifications......................    21
   Section 7.05.  Assignment of FCC Licenses.............................    22
   Section 7.06.  Other FCC Requirements.................................    22
   Section 7.08.  Fees and Taxes.........................................    22
   Section 7.09.  Best Efforts for Duration of Relationship..............    22
ARTICLE IX. INDEMNIFICATION..............................................    22
   Section 9.01.  Indemnification........................................    22
   Section 9.02.  Determination of Damages...............................    23
   Section 9.03.  Limitations on Indemnification for Breaches of
                  Representations and Warranties.........................    24
   Section 9.04.  Indemnification Procedures.............................    24
ARTICLE X. TERMINATION...................................................    25
   Section 10.01. Expiration; Termination................................    25
   Section 10.02. Defaults...............................................    25
ARTICLE XI. GENERAL PROVISIONS...........................................    26
   Section 11.01. Payment of Sales, Use or Similar Taxes.................    26
   Section 11.02. Survival of Representations and Warranties.............    26
   Section 11.04. Entire Agreement; Amendments and Waivers...............    26
   Section 11.05. Governing Law..........................................    27
   Section 11.06. Table of Contents and Headings.........................    27
   Section 11.07. Notices................................................    27
   Section 11.08. Publicity..............................................    28
   Section 11.09. Severability...........................................    28
   Section 11.10. Binding Effect; Assignment.............................    28
   Section ll.11. Remedies...............................................    28
   Section 11.12. Dispute Resolution Procedure...........................    28
   Section 11.13. Counterparts...........................................    31
   Section 11.14. Confidentiality........................................    31
   Section 11.15. Non-Disclosure of Shared Information...................    31
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                                LIST OF EXHIBITS

I.   Definitions and Interpretation

II.  Form of IUA

III. Form of Stock Pledge Agreement

IV.  Form of Clearwire Certificate

V.   Form of Licensee Certificate

                                LIST OF SCHEDULES

A. Schedule of all Licenses, Licensee's data, applicable Geographic Markets and GSAs, existing use agreements and Initial Spectrum Capacity

B.   Licensee Schedule


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                        MASTER ROYALTY AND USE AGREEMENT

     MASTER ROYALTY AND USE AGREEMENT ("Agreement"), dated as of October 4, 2006 (the "Effective Date") by and among Hispanic Information and Telecommunications Network, Inc. ("Licensee"), and Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Clearwire"). (Each of the foregoing is referred to as a "Party" and both of the foregoing are referred to collectively as the "Parties".) Certain defined terms used in this Agreement, and rules of interpretation applicable to this Agreement, are contained in Exhibit I hereto.

                                    RECITALS:

     WHEREAS, the Licensee has been granted certain licenses (as they may be modified and renewed, the "FCC Licenses") by the Federal Communications Commission (the "FCC") authorizing it to engineer and operate specified Educational Broadband Service ("EBS") channels (including any associated J- and K-Group channels, the "Channels") in the Geographic Markets and covering an area having the population determined on the basis of 2000 census data, and providing the number of megahertz of total capacity (measured post-transition, excluding J and K block spectrum) multiplied by this population number ("MHzPops"), all as identified on Schedule A;

     WHEREAS, subject to the Communications Act of 1934, as amended (the "Communications Act"), and FCC rules, regulations and policies (the "FCC Rules"), an EBS station's excess capacity may be used for commercial purposes (the "Commercial Spectrum Capacity");

     WHEREAS, Licensee's ability to provide services to the non-profit community will be enhanced by expanding the geographic reach of its platform through making the commercial capacity associated with agreed FCC Licenses available to Clearwire, and providing services to the non-profit community on Clearwire's broadband network;

     WHEREAS, Clearwire believes that entering into a relationship with Licensee has several benefits to Clearwire, in securing a source of spectrum capacity for the future and facilitating the branding of the Clearwire mark through the services provided by Licensee in the non-profit community;

     WHEREAS, Licensee desires to make available to Clearwire, and Clearwire desires to have access to, the Commercial Spectrum Capacity that is identified on Schedule A (the "Initial Spectrum Capacity"), and any additional Commercial Spectrum Capacity of Licensee that is accepted by Clearwire and made subject to an IUA as provided in this Agreement (the "Future Spectrum Capacity"), all in accordance with the terms of this Agreement;


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     WHEREAS, under this Agreement Licensee receives consideration to facilitate the transmission of instructional programming to schools and public organizations and to facilitate instructional broadband spectrum development for its educational instruction network;

     WHEREAS, the bundle of value comprised of the EBS Economic Royalties and the Access Right Royalties (collectively referred to as the "Total Consideration") is central to Licensee's efforts to advance the transmission of its programming and to develop an instructional broadband spectrum network, in each case utilizing the Clearwire National Platform, including the ability to use Clearwire as a single source access vendor under the IUAs, and the IUAs and this Agreement would not have been executed but for all of the elements of the Total Consideration;

     WHEREAS, Clearwire desires to have access to the Commercial Spectrum Capacity to the extent permitted by FCC Rules and the terms of this Agreement, for the operation of its business, and the Parties recognize that the success of Clearwire's business plan depends on its access to the Commercial Spectrum Capacity (among other factors), and the Licensee desires Clearwire to have full access rights to the Commercial Spectrum Capacity permitted under FCC Rules and the terms of this Agreement, to enhance Clearwire's business for the benefit of Licensee as a shareholder of Clearwire Corporation ("Clearwire Parent"); and

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, and agreements set forth in this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto, intending legally to be bound, agree as follows:


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                                   ARTICLE I.

                               RELATIONSHIP TERMS

     Section 1.01. Overview.

          (a) This Agreement, the Individual Use Agreements entered into pursuant to this Agreement, and the Collateral Documents entered into by the Parties in connection herewith, describe the arrangement through which Clearwire and its Affiliates will obtain access to the Initial Spectrum Capacity authorized by the FCC Licenses identified on Schedule A hereto and any Future Spectrum Capacity (collectively, when under IUA hereunder, the "EBS Spectrum Capacity") to be delivered to Clearwire under the terms of this Agreement.

          (b) Clearwire is making an initial payment under this Agreement that exceeds the value of the Initial Spectrum Capacity, but that includes additional consideration for the Option and the ROFR granted to Clearwire in this Agreement, and that also constitutes an advance payment toward Future Spectrum Capacity.

          (c) In addition to the Economic Royalties detailed in ARTICLE II, central to Licensee's grant of access to the Commercial Spectrum Capacity to Clearwire under an IUA is Clearwire's agreement and covenant to provide the Access Right Royalties and other benefits as detailed in ARTICLE III and as provided for in each IUA, which consists of, among other items (i) access to the Educational Reservation Basic Cost-Free Educational Accounts; (ii) access to the Additional Cost-Free Educational Accounts; (iii) the Limited Reciprocity rights; and (iv) the Preferred Content Provider rights, together with technology, facilities, equipment and other functionality from Clearwire and its Affiliates all as more specifically set forth in this Agreement and in the IUAs related thereto.

     Section 1.02. Overview of Mechanics and Structure of Agreements.

          (a) IUAs for Initial Spectrum Capacity. In exchange for access to the Initial Spectrum Capacity made available to Clearwire pursuant to Individual Use Agreements in the form attached as Exhibit II hereto (individually, an "IUA") executed and delivered as of the Effective Date in accordance with the applicable closing procedure set forth in ARTICLE IV. Clearwire will provide at the times and in the manner set forth in each IUA and hereunder, the Economic Royalties set forth in ARTICLE II, together with the commitment to provide the bundle of rights and services set forth in ARTICLE III (identified collectively as the "Access Right Royalties").

          (b) Option for Future Spectrum Capacity. Licensee grants Clearwire an option (the "Option") to enter into IUAs with Licensee in respect of any and all spectrum (including, but not limited to, the Commercial Spectrum Capacity, EBS and BRS) ("Spectrum") on FCC Licenses held by Licensee that is Available or that becomes Available during the Term, at prices


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 to be negotiated in good faith based on the fair market value ("FMV") of such
Spectrum at the time the Option is to be exercised, provided, however, that the negotiated price shall not exceed [***] per MHz POP. The Option shall be exercisable in Clearwire's sole discretion each time Spectrum of Licensee or its Affiliates becomes Available during the Term. When Spectrum is acquired by Licensee or its Affiliates, or becomes Available for use by Clearwire under an IUA as Future Spectrum Capacity, Licensee shall immediately provide a written proposal (an "Option Notice") to Clearwire with the same information with respect to such proposed Commercial Spectrum Capacity as is set forth on Schedule A for the Initial Spectrum Capacity. Licensee shall also promptly provide such additional information with respect to the proposal as may be reasonably requested by Clearwire. If Clearwire is interested in negotiating the IUA with respect to such proposed Spectrum, Clearwire shall inform Licensee and the parties shall commence good faith negotiations within ten (10) days after Licensee's receipt of such notice and shall continue to negotiate in good faith for a period of not less than [***] provided that Clearwire may terminate the negotiations at any time during such [***] period before the execution of the IUA. The negotiations shall include negotiations regarding the applicable FMV (which shall not, in any case, exceed [***] per MHz POP). If the Parties do not reach agreement on the FMV for such proposed Spectrum within such thirty-day period, Clearwire's Option with respect to the specific Spectrum in question will terminate, but the provisions in Section 1.04 shall still apply with respect to such Spectrum in accordance with the terms of Section 1.04. Clearwire has no obligation to accept any proposed Spectrum other than the Initial Spectrum Capacity, except as provided in Section 1.02(c) with regard to Other [***] Transactions. If the Parties reach agreement on the terms of the IUA for Future Spectrum Capacity, the payment required under such IUA shall reduce the then remaining unapplied Prepaid Royalties Balance. If any IUA for Future Spectrum Capacity requires a payment that exceeds the then-current balance of the Prepaid Royalties Balance, Clearwire shall pay the difference to Licensee in cash at the applicable Subsequent Closing.

          (c) [***] Option. With respect to Commercial Spectrum Capacity of the Licensee in [***] ("Licensee [***] Spectrum"), if Clearwire exercises the Option for any of Licensee's spectrum that is Available in [***] Licensee shall have the right to require that all of Licensee [***] Spectrum that is Available be included in the IUA as long as the price offered to Clearwire for such spectrum by Licensee is [***] per MHz POP or less; provided that, during the Term, and for [***] after the Term, if Clearwire enters into any lease (based on a [***] lease) or purchase transaction for any other BRS or EBS spectrum in the same or a "Substantially Similar" (as defined below) GSA in [***] (an "Other [***] Transaction"), or has already entered into or has any such Other [***] Transaction, Clearwire shall provide the terms of such transaction to Licensee within seven (7) days of consummation of the transaction, and Licensee shall have the option to accept the per MHzPOP price in such Other [***] Transaction if the Other [***] Transaction is for EBS spectrum, or the per MHzPOP price less [***] for BRS spectrum, and require that Clearwire execute IUAs for any of Licensee's Available [***] Spectrum in that GSA at that per MHzPOP price (the "Higher Price"); and further provided if the Other [***] Transaction

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occurs after Licensee and Clearwire have executed IUAs for the Licensee [***]
Spectrum, and the price per MHzPOP paid in the Other [***] Transaction is higher than that paid to Licensee under the [***] Spectrum IUAs, then Clearwire shall promptly pay Licensee the difference between that paid to Licensee for the executed IUAs and that paid pursuant to the Other [***] Transaction for the Licensee [***] Spectrum in that GSA (the "[***] MFN Right"). In no event will Licensee be obligated to enter into IUAs for any of Licensee's [***] channels at the price per MHz Pop of less than [***] For purposes of this paragraph, a Substantially Similar" GSA means a GSA the covers the same metropolitan are in [***] In the event of an Other [***] Transaction for any [***] GSA, Licensee shall receive the Higher price for all MHzPOPs included in License's Substantially Similar GSA and any overlapping GSAs, provided that Licensee shall not be entitled to receive the Higher Price for a greater number of MHzPOPs than contained in the [***] GSA that is the subject of the Other [***] Transaction. (for example, if Clearwire acquires the [***] group that covers [***] people ("POPs"), Licensee would be entitled to receive the Higher Price for the same number of POPs times MHz for which Licensee holds FCC licenses on the "B" channel Group covering the [***] GSA, plus that number of MHz POPs for any other adjacent "B" channel groups that overlap the [***] group, not to exceed the total number of MHz POPs covered by the [***] Group.)

          (d) The Option shall be exercisable for any Licensee Spectrum in Clearwire's sole discretion each time such Licensee Spectrum becomes Available during the Term; provided that Clearwire's Option to acquire IUAs for Licensee [***] Spectrum shall remain available to Clearwire and subject to the [***] MFN Right for not less than [***] without regard to the earlier expiration of the Term. Any outstanding Options shall lapse automatically upon the expiration of the Term, except to the extent that Clearwire has previously notified Licensee of its intention to exercise its Option with respect to such Spectrum prior to the expiration of the Term.

     Section 1.03. Service Affiliates. Clearwire covenants and agrees to cause the entity providing each of the Access Right Royalties to the Licensee (each a "Service Affiliate"') to assume the obligations of Clearwire hereunder with respect to the Access Right Royalties and to be jointly and severally liable therefore for the purpose of providing a direct contractual relationship between the Licensee and the Service Affiliates, including any other entity that over time becomes a Service Affiliate. The Service Affiliate and the Licensee shall execute such additional agreements as may be required to effectuate the provision of the applicable Access Right Royalty or other service, consistent with the terms hereof and the applicable IUA (any such agreement, a "Collateral Document"). Nothing in this Section 1.03 shall be construed to limit the primary obligation of Clearwire to provide the Access Right Royalties.

     Section 1.04. Right of First Refusal on IUAs. The terms of this Section
1.04 shall apply to all Spectrum held by Licensee or any of its Affiliates during the Term, unless (1) Licensee has complied with the Section 1.02(b) Option Notice with respect to such Spectrum, and (2) the ROFR Offer (as defined below) does not call for payment of a lower price, or other terms that

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are more favorable to the third party, than those offered to Clearwire in connection with the Option referred to in Section 1.02(b). During the Term of this Agreement (the "ROFR Period"), Clearwire shall have a right of first refusal to use the Spectrum as set forth in this Section 1.04 and in Section 1.02(b). Upon the receipt by Licensee of any bonafide written offer (a "ROFR Offer") to purchase, lease, use or otherwise gain any access rights with respect to any of Licensee's Spectrum that Licensee desires to accept, Licensee shall transmit a written notice of the ROFR Offer to Clearwire (the "ROFR Offer Notice"). The ROFR Offer Notice (i) shall contain the name and address of the Person making the ROFR Offer, the payment structure therefore and a summary of all material terms of such ROFR Offer, and (ii) shall offer to Clearwire the option to enter into an IUA upon the terms and subject to the conditions of the proposed third party use or lease agreement as set forth in the ROFR Offer Notice. Clearwire shall then have the right for [***] to accept such ROFR Offer. If Clearwire accepts such ROFR Offer, Clearwire and Licensee shall enter into an IUA on such terms and conditions. If after such [***] period or upon earlier written notice Clearwire does not accept such ROFR Offer, its rights hereunder as to such ROFR Offer shall terminate and Licensee may for a period of [***] following the expiration of such thirty (30) day period enter into an agreement with the original offering party on the same terms and conditions as were offered to Clearwire. If after such [***] period, Licensee does not enter such an agreement with the original offering party the Clearwire right of first refusal described in this Section shall again apply for such timing remaining in the ROFR Period. If the ROFR Offer Notice provides that any consideration is to be paid by the third person in whole or in part in a form other than cash, Clearwire accepts the ROFR Offer, and Clearwire is able to provide or procure comparable non-cash consideration using commercially reasonable efforts, Clearwire will so provide or procure such non-cash consideration. In the event Clearwire is unable to provide or procure comparable non-cash consideration, Clearwire may substitute, in whole or in part, for non-cash consideration an amount in cash fairly equivalent to the then fair market value of the non-cash consideration payable by the third person. The ROFR Offer acceptance must specify the amount of any such substitute cash consideration and the non-cash consideration for which it is intended to substitute. If Licensee disputes that the substitute cash consideration specified by Clearwire is in an amount fairly equivalent to the fair market value of the non-cash consideration payable by the third person, Licensee must within [***] after the receipt of the ROFR Offer acceptance provide Clearwire with written notice specifying the amount Licensee considers to be fairly equivalent to the fair market value of the non-cash consideration payable by the third person (the "Counter Offer"). The question of fair market value of the non-cash consideration will be resolved pursuant to arbitration under this Agreement unless Clearwire gives Licensee written notice within [***] after its receipt of the Counter-Offer that Clearwire agrees to enter into an agreement containing the fair market value set forth in the Counter-Offer.

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                                   ARTICLE II.

                               ECONOMIC ROYALTIES

     Section 2.01. EBS Spectrum Capacity Economic Royalties. Clearwire shall cause to be paid to the Licensee the amount of [***] (the "Prepaid Royalties") upon execution of this Agreement. The Prepaid Royalties shall be applied as provided in Section 1.02(b), against amounts otherwise due from Clearwire to Licensee with respect to IUAs for Initial Spectrum Capacity and Future Spectrum Capacity.

     Section 2.02. Refunding of Prepaid Royalties. Within five calendar days after the expiration or termination of the Term of this Agreement for any cause, Licensee shall refund Clearwire the full balance of Prepaid Royalties less any portion of the Prepaid Royalties that has been applied against royalties due under fully executed IUAs for Initial Spectrum Capacity and Future Spectrum Capacity (at any time the "Prepaid Royalties Balance"); provided that the Term shall not be deemed to have expired for this purpose during a period that the Option periods described in Section 1.02(b) have not terminated. Clearwire has the right, in its sole discretion, to extend the date on which the Prepaid Royalties Balance must be refunded. If Clearwire decides to grant such an extension, the Term of this Agreement shall be extended accordingly and the terms of this Agreement shall continue in full force and effect.

                                  ARTICLE III.

                             ACCESS RIGHT ROYALTIES

     Section 3.01. Access Right Royalties. Clearwire shall provide the Access Right Royalties described in this ARTICLE III from and after the Commencement Date of an IUA hereunder. The Access Right Royalties will be provided in a manner consistent with the way the Access Right Royalties are provided by Clearwire to third parties under agreements that provide for Access Right Royalties similar to the Access Right Royalties provided in this Agreement. Notwithstanding the preceding sentence, the Parties acknowledge that Licensee currently provides, and intends to provide, a variety of digital educational services utilizing the spectrum in [***] a market of special importance to Licensee, and if the Option is exercised with respect to Licensee [***] Spectrum, Clearwire agrees to (in good faith) consider and use its commercially reasonable best efforts to enter into a joint venture with Licensee in the development and delivery of Licensee's services in [***] to Educational End Users, which services may be different from services provided in other markets, if such joint venture involves the purchase of services from Clearwire at greater than Clearwire's lowest wholesale price in the market for such services.

     Section 3.02. Cost-Free Educational Accounts.

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          (a) Included in the Access Right Royalties provided to Licensee,
Licensee shall be entitled to Cost-Free Educational Accounts as provided in this
Section 3.02, Section 3.03, and Section 3.04.

          (b) "Cost-Free Educational Account" means a wireless broadband connection that Clearwire provides to Licensee without charge or expense to Licensee. Cost-Free Educational Accounts shall have the same capacity and characteristics as the highest level of premium mass market retail service provided on Clearwire's network in a given Market Area. Multiple individuals that are associated with an Educational End User at the time may share the same Cost-Free Educational Account through Wi-Fi hotspots, local area networks, and other means. To the extent not inconsistent with the terms of this Agreement and the applicable IUA, the Cost-Free Educational Accounts shall be subject to the terms of Clearwire's then generally applicable Acceptable Use Policy. The Cost-Free Educational Accounts shall be fully portable anywhere within the Clearwire National Platform to the extent that Clearwire offers such portability to any customer.

     Section 3.03. Educational Reservation Basic Cost-Free Education Accounts.

          (a) In respect of Licensee's educational reservation covering the five percent (5%) educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "Educational Reservation"), Licensee shall be permitted to utilize the Educational Reservation in such locations served by the Clearwire National Platform on a full time basis as Licensee desires for its operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter applying the Dispute Resolution Procedure.

          (b) Initially, Clearwire shall provide Licensee [***] Cost-Free Educational Account per Cell Site per Market Area each a "Basic Cost-Free Education Account"). The number of Cost-Free Educational Accounts shall be adjusted upward every [***] proportionate to the growth of the overall data capacity of Clearwire's network in the Market Area where the EBS system is located. The growth (if any) in the overall data capacity shall be determined as measured by its average throughput. The average throughput measurement shall be made in such fashion as shall be agreed by the Parties, or (if the Parties fail to reach agreement with respect to such measurement) as determined by arbitration, using metrics that are as consistent as possible with those utilized at the time of the immediately prior average throughput measurement.

     Section 3.04. Additional Cost-Free Educational Accounts. In addition to, and not in lieu of, the Cost-Free Educational Accounts provided to Licensee by Clearwire pursuant to the Educational Reservation as set forth in Section 3.03, Clearwire shall provide Licensee with

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additional Cost-Free Educational Accounts in the number computed in accordance with this Section 3.04 (the "Additional Cost-Free Educational Accounts").

          (a) Number and Periodic Adjustment. Licensee will have access to additional spectrum capacity on Clearwire's network in Licensee's Market Area in the form of Cost-Free Educational Accounts for use on the Clearwire National Platform equal to the greater of (X) [***] Cost-Free Educational Accounts per Sector in the Market Area where Licensee holds an FCC License to operate an EBS system and (Y) the quantity of Cost-Free Educational Accounts determined by applying the Formula Quantity. The number of Additional Cost Free Educational Accounts that Clearwire is obligated to provide to Licensee shall be recalculated and revised [***]

               (i) The "Formula Quantity" as of any date, is equal to the product obtained by multiplying: (a) the Local Channel Ratio by (b) [***] by (c) the number of subscribers served by Clearwire in the Market Area as of the end of the previous calendar year. In the event that this product is a fraction, it shall be rounded up or down to the nearest whole number, where the "Local Channel Ratio" is the fraction obtained by dividing the number of EBS channels provided to Clearwire by Licensee under IUA in a given Market Area as of the date of the calculation by the total number of EBS and BRS channels with substantially overlapping GSAs then used to provide service in such Market Area licensed to or under a use agreement with Clearwire (including those of Licensee) as of that date.

               (ii) Educational End Users. Cost-Free Educational Accounts shall be exclusively for Educational End Users and not for resale, assignment or transfer by Licensee outside of its Educational End User environment or to persons who cease to be officially associated with such Educational End User. (By way of example, a university may resell the service to its students, faculty, administrators and staff, while such persons are involved with the university, but shall cease to provide the service if a member of the faculty terminates employment or a student graduates and ceases to be involved in university matters.)

          (b) Time of Delivery. The Additional Cost-Free Educational Accounts shall be provided by Clearwire to Licensee pursuant to this Section 3.04(b) upon the commercial launch of Clearwire's broadband wireless service in any Market Area where Licensee has an EBS Spectrum Capacity IUA in place with Clearwire, or the applicable Commencement Date thereof if later.

     Section 3.05. Licensee MVNO.

          (a) In addition to the right to Cost-Free Educational Accounts, Licensee shall have the right to resell the Clearwire service in the form of MVNO Educational Accounts to additional Educational End Users in each Market Area for use on the Clearwire National Platform. An "MVNO Educational Account" shall have the identical characteristics as a Cost-Free Educational Account under Section 3.02(b). except that there shall be a charge to Licensee

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as determined pursuant to this Section 3.05. Clearwire shall sell to Licensee such services, at a cost equal to the [***] provided by Clearwire to an arms-length third party in such Market Area or other comparable market pursuant to any applicable agreement. However, the number of MVNO Educational Accounts is limited in each Market Area to [***] the number of Cost-Free Educational Accounts for that Market Area.

          (b) Mechanics. The resale of Clearwire's services pursuant to this
Section 3.05 shall be accomplished pursuant to a standard Clearwire wholesale agreement form drafted in a manner consistent with the terms of this Agreement and the applicable IUA, which will be provided to any Licensee requesting the right to resell an MVNO Educational Account to an Educational End User. Such arrangement shall be executed not later than thirty (30) days after the availability of such services.

     Section 3.06. Access to Educational End User Devices. Clearwire shall also make any end-user equipment used in the Clearwire National Platform available for purchase by Licensee at [***] above Clearwire's cost to acquire such end-user equipment. Equipment provided to Licensee pursuant to this section shall be used solely by Educational End Users and not for resale.

     Section 3.07. Sharing of Features and Service Sets. Licensee shall have access to, and full use of, system capabilities, services and feature sets that are generally provided to Clearwire's retail customers or wholesalers to mass market customers. Licensee shall have access to reasonably necessary support made available to Clearwire's commercial customers generally, and that is reasonably necessary for the Licensee to offer services to its Educational End Users as contemplated by their agreement. The Licensee shall have access to new capabilities, features and service sets within six months of the time that Clearwire makes them available to customers generally, but not earlier than the Commencement Date with respect to any particular IUA.

     Section 3.08. Preferred Content Provider.

          (a) Scope. In the event that Clearwire provides third party content to customers over its network in any Market Area where Licensee is a party to an EBS Spectrum Capacity IUA, Licensee shall be a "Preferred Content Provider" over such network in that Market Area. As a Preferred Content Provider, Licensee shall have the same degree of access to, and use of, any system capability, service or feature set that is provided to premium third party content providers.

          (b) Service Sets and Features. [***] Licensee agrees that the programming that Licensee supplies to customers through Clearwire's network

[*** Confidential Treatment Requested]
will be educational in nature. Licensee agrees not to resell Clearwire's network access, features and/or service sets to third parties, except in accordance with Sections 3.04(a)(i) and 3.05.

          (c) Capacity Constraints. Clearwire reserves the right to restrict the use of the capabilities and services made available to the Licensee as a Preferred Content Provider under this Section 3.08 if such use is no longer commercially and technically feasible due to limitations in network capabilities. Clearwire shall comply with the provisions of ARTICLE III to ensure timely access to information about capacity usage and permit Licensee a reasonable opportunity to secure alternative access.

     SECTION3.09. [***]

                                   ARTICLE IV.

                           CLOSING MECHANICS; ESCROW

     Section 4.01. Deliveries at Execution of this Agreement. On the Effective Date of this Agreement, Clearwire and the Licensee shall take the following actions required of it by subsections (a) through (c) hereof.

          (a) Licensee. Licensee shall deliver or cause to be delivered to Clearwire each of the following, duly executed by an authorized representative of Licensee: (i) one IUA completed in accordance with this Agreement with respect to each Market comprising the Initial Spectrum Capacity; (ii) the Stock Pledge Agreement attached to this Agreement as Exhibit III, and all additional documents required under the Stock Pledge Agreement; and (iii) the certificate(s) of Licensee described in Section 4.01(c) Licensee shall have specified on Schedule 4.01 attached hereto its wire account (each a "Wire Account"), which Wire Account shall be included in the applicable IUA. Absent notice of different instructions, all cash payments to be made as provided on Schedule A, and as otherwise reflected in the applicable IUA or this Agreement to be paid to Licensee, shall be to such Wire Account in immediately available funds.

[*** Confidential Treatment Requested]

          (b) Clearwire. Clearwire shall deliver or cause to be delivered to the Licensee each of the following, duly executed by an authorized representative of
Clearwire: (i) one IUA completed in accordance with this Agreement with respect to each Market comprising the Initial Spectrum Capacity; (ii) its certificate described in Section 4.01(c); and (iii) the Upfront Royalty provided for in the applicable EBS Spectrum Capacity IUA as reflected on Schedule A.

          (c) Officers Certificates. In connection with the execution of this Agreement, each Party shall deliver to each other Party, in each case certified as of the Effective Date of this Agreement by an authorized officer of the delivering Party, (A) a copy of the resolutions of the board of directors of the delivering Party authorizing the execution, delivery and performance of this Agreement and (B) a certificate of incumbency, with signatures of the officers of such Party authorized to execute and deliver this Agreement.

     Section 4.02. EBS Spectrum Capacity IUA Closing(s).

          (a) Initial Closing. Subject to the terms and conditions set forth in this Agreement, the closing of the transactions provided in this Agreement, including with respect to IUAs for the Initial Spectrum Capacity that are executed on the date hereof (each an "Initial Closing"), shall take place on the Effective Date of this Agreement (the "Initial Closing Date").

          (b) Subsequent Closings. Subject to the terms and conditions set forth in this Agreement, the closing of IUAs for Future Spectrum Capacity as provided in this Agreement shall take place as specified in the applicable IUAs when the Parties reach agreement on the pricing of such Future Spectrum Capacity IUAs, at which time an EBS Spectrum Capacity IUA shall be executed (each a "Subsequent Closing"), which date shall be the Effective Date for that IUA (the "Subsequent Closing Date").

          (c) Closing Conditions.

               (i) Conditions to Each Party's Obligations at a Closing. The respective obligations of each Party to effect execution and closing of an EBS Spectrum Capacity IUA at the Initial Closing or at any Subsequent Closing shall be subject to the satisfaction on or prior to the applicable Closing Date of the following condition with respect to that EBS Spectrum Capacity IUA.

                    (1) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court or other Government Agency of competent jurisdiction preventing the consummation of the transactions contemplated in the applicable IUA or under this Agreement as it relates to such IUA; provided, however, that prior to invoking this condition, each Party hereto shall use all commercially reasonable efforts to have any such injunction or other order vacated.

               (ii) Conditions to the Obligations of Clearwire. The obligations of Clearwire to effect any Closing of an IUA hereunder shall be subject to the satisfaction at or prior to the applicable Closing Date of such IUA of each of the following conditions, any of which may be waived, solely in writing, and exclusively by Clearwire:

                    (1) Representations and Warranties. The representations and warranties of the Licensee contained in the IUA shall be true and correct in all material respects as of the Effective Date of such IUA.

                    (2) Officer Certificates. Clearwire shall have received copies, in each case certified as of the applicable Closing Date by an authorized officer of Licensee, of (i) the resolutions of the board of directors of the Licensee, authorizing the execution, delivery and performance of the IUA,
(ii) the signature and incumbency of the officers of the Licensee authorized to execute and deliver the IUA, and (iii) certifying that the representations and warranties of the Party to be made under the IUA are true and correct.

               (iii) Conditions to Obligations of Licensee. The obligations of Licensee to effect any Closing of an EBS Spectrum Capacity IUA hereunder shall be subject to the satisfaction at or prior to the applicable Closing Date of such IUA of each of the following conditions, any of which may be waived, solely in writing, and exclusively by Licensee:

                    (1) Representations and Warranties. The representations and warranties of Clearwire contained in the IUA shall be true and correct in all material respects as of the Effective Date of such IUA.

                    (2) Officer Certificates. Licensee shall have received copies, in each case certified as of the applicable Closing Date by an authorized officer of Clearwire, of (i) the resolutions of the board of directors of Clearwire and each Clearwire Affiliate that is a Party hereto, authorizing the execution, delivery and performance of the IUA, (ii) the signature and incumbency of the officers of Clearwire authorized to execute and deliver the IUA, and (iii) certifying that the representations and warranties of the Party to be made under the IUA are true and correct.

     Section 4.03. Closing Site/Mechanics. Each of the Closings will occur by electronic delivery procedure agreed by the Parties, provided that the Initial Closing shall take place at the offices of Davis Wright Tremaine LLP, Seattle, Washington.

     Section 4.04. Further Assurances. Upon the terms and subject to the conditions of this Agreement, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the Closing of each IUA and compliance with the obligations therein and herein in respect of each such IUA.

                                   ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES OF LICENSEE

     Licensee hereby represents and warrants to Clearwire and Clearwire Parent that:

     Section 5.01. Organization and Good Standing. It is a nonprofit corporation duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Except as disclosed in Schedule 5.01, it is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property or FCC Licenses and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a Licensee Material Adverse Effect.

     Section 5.02. Authorization of Agreement. It has all requisite corporate power and authority (i) to enter into, deliver and carry out the transactions contemplated by this Agreement (the 'Transactions") and each other agreement, document, or instrument or certificate contemplated by this Agreement to be delivered on the date thereof, (ii) to enter into and deliver all documents required or necessary to be executed by it in connection with the consummation of the Transactions on the date hereof (collectively the "Licensee Documents"), and (iii) to consummate the Transactions taking place on the date hereof. This Agreement has been and the Licensee Documents when delivered will be duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes and the Licensee Documents will constitute when delivered the legal, valid and binding obligations of Licensee, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 5.03. No Conflict. Except as set forth on Schedule 5.03:

          (a) Neither the execution and delivery by Licensee of this Agreement or the Licensee Documents, nor compliance by Licensee with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the Governing Documents of Licensee, (ii) conflict with, violate, result in the breach of, constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any Party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Licensee is a party or by which Licensee or any of its properties or assets is bound or (iii) violate any statute, rule, regulation, order or decree of any Government Agency or authority by which Licensee is bound, except in the cases of clauses (ii) and (iii) for such violations, breaches or defaults as would not, individually or in the aggregate, have a Licensee Material Adverse Effect.

          (b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Government Agency is required on the part of Licensee in connection with the execution and delivery of this Agreement or the Licensee Documents or the compliance by Licensee with any of the provisions hereof or thereof, except as contemplated herein or therein.

     Section 5.04. Litigation. Except as set forth on Schedule 5.04 and other than Proceedings of general applicability and those related to market transitions ("FCC Proceedings"), there is no Proceeding now in progress or pending or, to the knowledge of Licensee, threatened against Licensee or the assets (including the intellectual property rights) or the business of Licensee, nor to the knowledge of Licensee, does there exist any basis therefore, except for immaterial claims brought against Licensee in the ordinary course of business.

     Section 5.05. Compliance with Laws; Permits. Excepting the markets listed on Schedule 5.05 and only to the best knowledge of the Licensee, assuming compliance in all material respects with the Communications Act and FCC Rules by other parties to a Third Party Agreement where and during the time access to the Commercial Spectrum Capacity has been governed by such Third Party Agreement, in respect of all licenses, including those otherwise subject to Third Party Agreements, Licensee (a) has complied in all respects with all federal, state, and local laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business other than where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Licensee Material Adverse Effect and (b) has all federal, state, and local governmental Permits necessary in the conduct of its business as currently conducted and to own and use its assets in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Licensee Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Licensee, threatened to revoke or limit any such Permit.

     Section 5.06. Brokers. Neither Licensee nor any of its directors, officers, employees, or representatives has employed any broker or finder in connection with the Transactions.

     Section 5.07. Knowledge. Any representation, warranty, covenant, obligation, or part thereof that states that it is made to the best knowledge of Licensee is made to its best knowledge after commercially reasonable investigation and includes all facts which it knew or should have known as a result of such investigation, including the best knowledge of Licensee's executive officers and legal counsel after commercially reasonable investigation.

                                   ARTICLE VI.

                   REPRESENTATIONS AND WARRANTIES OF CLEARWIRE

     Clearwire hereby represents and warrants to Licensee that:

     Section 6.01. Organization and Good Standing. Clearwire Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Clearwire is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada. Each has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. Clearwire is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a Clearwire Material Adverse Effect.

     Section 6.02. Authorization of Agreement. Each of Clearwire Parent and Clearwire has all requisite corporate power and authority (i) to enter into, deliver and carry out the Transactions, each IUA and each other agreement, document, or instrument or certificate contemplated by this Agreement, (ii) to enter into and deliver all documents required or necessary to be executed by it in connection with the consummation of the Transactions (collectively the "Clearwire Documents"), and (iii) to consummate the Transactions. This Agreement has been and the Clearwire Documents will be when delivered duly and validly executed and delivered by Clearwire and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes and the Clearwire Documents will constitute when delivered the legal, valid and binding obligations of Clearwire, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 6.03. No Conflict.

          (a) Neither of the execution and delivery by Clearwire of this Agreement and of the Clearwire Documents, nor the compliance by Clearwire with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the Governing Documents of Clearwire, (ii) conflict with, violate, result in the breach of, or constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any Party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Clearwire is a party or by which Clearwire or any of its properties or assets are bound or

(iii) violate any statute, rule, regulation, order or decree of any Government Agency by which Clearwire is bound, except, in the case of clauses (ii) and
(iii), for such violations, breaches or defaults as would not, individually or in the aggregate, have a Clearwire Material Adverse Effect.

          (b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any Person or Government Agency is required on the part of Clearwire in connection with the execution and delivery of this Agreement or the Clearwire Documents or the compliance by Clearwire with any of the provisions hereof or thereof, except that in connection with the execution of the IUAs executed pursuant to this Agreement, Clearwire will prepare and file spectrum lease applications for approval by the FCC.

     Section 6.04. Litigation. Except as would not reasonably be expected to have a materially adverse effect on the ability of Clearwire to close hereunder or as set forth on Schedule 6.04, (a) there is no Proceeding now in progress or pending or, to the knowledge of Clearwire, threatened against Clearwire or the assets or the business of Clearwire and (b) Clearwire is not subject to any order, writ, injunction or decree of any court or other Government Agency.

     Section 6.05. Compliance with Laws; Permits. Clearwire (a) has complied in all respects with all federal, state, and local laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business other than where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect and (b) has all federal, state, and local governmental Permits necessary in the conduct of its business as currently conducted and to own and use its assets in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Clearwire, threatened to revoke or limit any such Permit, except that in connection with the execution of the IUAs executed pursuant to this Agreement, Clearwire will prepare and file spectrum lease applications for approval by the FCC.

     Section 6.06. Brokers. Neither Clearwire nor any of its directors, officers, employees or representatives has employed any broker or finder in connection with the Transactions.

                                  ARTICLE VII.

                                    COVENANTS

     Section 7.01. Consents and Approvals. Clearwire shall use its commercially reasonable efforts to obtain, and shall cooperate with Licensee and assist Licensee in obtaining, all consents, waivers, amendments, modifications, approvals, authorizations, permits and licenses which are required to be obtained by Clearwire and the Licensee to effectuate this Agreement. Licensee shall use its respective commercially reasonable efforts to obtain, and shall cooperate with Clearwire and assist Clearwire in obtaining, all consents, waivers, amendments, modifications, approvals, authorizations, permits and licenses which are required to be obtained by Clearwire and/or Licensee to effectuate this Agreement.

     Section 7.02. Notice of Breach. Licensee shall promptly give Clearwire written notice of any matter that becomes known to Licensee which Licensee determines is reasonably likely to constitute a breach of any representation, warranty, agreement or covenant of Licensee contained in this Agreement. Clearwire and Clearwire Parent shall promptly give the Licensee written notice of any matter that becomes known to them which Clearwire or Clearwire Parent determines is reasonably likely to constitute a breach of any representation, warranty, agreement or covenant of Clearwire or Clearwire Parent contained in this Agreement.

     Section 7.03. Maintenance of FCC Qualifications. The provisions of this
Section 7.03 apply only to spectrum that has not been subject to an IUA. Except as such qualifications may be affected by this Agreement or one or more IUAs entered into pursuant to this Agreement, Licensee hereby covenants and agrees that it shall maintain all necessary qualifications to hold and to obtain renewal in the ordinary course of any FCC License, subject to Clearwire's obligation to cause Licensee's FCC License to timely meet the substantial service requirement and to comply with FCC Rules in its use and access to the licensed spectrum, as such qualifications may be amended or modified from time to time (individually an "FCC Qualification" and collectively referred to as the "FCC Qualifications"), and further covenants that it shall not knowingly or negligently take any action, or fail to take any action, which action or failure to act creates a material risk that Licensee shall lose any FCC Qualification; provided, that in the event that the FCC or any other legal authority shall at any time specify new or different qualifications or conditions for the maintenance of any FCC Qualification or shall issue a pronouncement offering a new interpretation of an FCC Qualification, Clearwire shall reimburse on demand Licensee's reasonable expenses of taking such action as are required for Licensee to bring itself and its operations into compliance with such new or different qualifications or conditions; provided, further, that it shall not be deemed a breach of this sentence if Licensee loses an FCC Qualification as a result, in whole or in part, of an act or omission of Clearwire or any failure of Clearwire to perform its obligations under this Agreement or any IUA. If, at any time, Licensee fails, or it appears to said Licensee more likely than not that it will fail, to maintain any one or more of its FCC Qualifications with respect to any of its FCC Licenses or its operations pursuant thereto, Licensee shall give written notice to Clearwire within five (5) days after Licensee becomes actually aware that (i) it no longer maintains such FCC Qualifications or (ii) with the passage of time or upon the occurrence of a future event it will no longer maintain such FCC Qualifications (referred to as a "Disqualification Event"). Licensee shall cooperate with reasonable requests of Clearwire made from time to time for the purpose of verifying, at Clearwire's expense, that Licensee maintains its FCC Qualifications. Upon the occurrence of a Disqualification Event, the affected Licensee shall, at Clearwire's expense, promptly undertake all reasonable actions to obtain, to the extent permitted by applicable law, a waiver from the FCC regarding the circumstances giving rise to such Disqualification Event or to cure the circumstances giving rise to such Disqualification Event.

     Section 7.04. Assignment of FCC Licenses. The provisions of this Section
7.04 apply only to spectrum that has not been subject to an IUA. Licensee may assign the FCC License to any entity that is eligible under FCC Rules to hold the FCC License, who is reasonably acceptable to Clearwire and who assumes Licensee's prospective obligations under this Agreement, whereupon Licensee shall be forever relieved of such prospective obligations. Clearwire and Licensee agree that it is reasonable for Clearwire to reject a proposed assignee where the proposed assignee or its affiliate competes with Clearwire's offering over EBS or BRS spectrum. In the event that Licensee desires to assign its FCC License to another entity, Licensee shall inform Clearwire in writing of the identity of such entity and within twenty (20) days of such notice Clearwire shall inform Licensee in writing of whether Clearwire consents to such assignment or refuses to consent to such assignment and, if it refuses, the reason(s) it is relying upon for such refusal. Notwithstanding the foregoing, Licensee may, without the prior consent of Clearwire, sell, assign, sublease, delegate or transfer this Agreement or any of its rights or obligations hereunder to any of Licensee's affiliates controlled by or under common control with Licensee.

     Section 7.05. Other FCC Requirements. In carrying out this Agreement, the Parties will comply at all times with applicable laws, as well as rules and policies of the FCC. The Parties believe that the provisions of this Agreement comply with all current FCC rules and policies, and agree not to express any contrary view to regulatory agencies or the general public.

     Section 7.06. Fees and Taxes. Until the end of the term of the IUA that is the last to expire, Clearwire shall pay all fees and taxes (now existing or hereafter arising) imposed on Licensee as a result of the licensing, regulation or use of Licensee's EBS Spectrum by Clearwire or Licensee, including, without limitation, any Federal spectrum, USF and/or regulatory fees that maybe imposed on EBS Spectrum in the future.

     Section 7.07. Best Efforts for Duration of Relationship. The Parties acknowledge that there will be many changes in the course of the term of the IUAs in technology, capabilities, and regulatory environment and other relevant areas, and the Parties covenant and agree to act in a cooperative manner to preserve the intent of the relationships reflected in this Agreement to their mutual advantage and to use their commercially reasonable best efforts to maintain that mutual advantage in accordance with the initial intent of the Parties.

                                  ARTICLE VIII.

                                INDEMNIFICATION

     Section 8.01. Indemnification

          (a) Licensee shall indemnify Clearwire, its Affiliates, and each of their respective stockholders (other than Licensee), directors, officers, employees, agents, successors and assigns (collectively, the "Clearwire Indemnified Parties") and hold each of the Clearwire Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) The failure of any representation or warranty of Licensee set forth in ARTICLE V hereof, or any representation or warranty contained in any certificate delivered by or on behalf of Licensee pursuant to this Agreement, to be true and correct as of the dates made; and

               (ii) The breach of any covenant or other agreement on the part of Licensee under this Agreement.

          (b) Clearwire shall indemnify the Licensee, its Affiliates, and each of its agents, successors and assigns (collectively, the "Licensee Indemnified Parties") and hold the Licensee Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) The failure of any representation or warranty of Clearwire set forth in ARTICLE VI hereof, or any representation or warranty contained in any certificate delivered by or on behalf of Clearwire pursuant to this Agreement, to be true and correct as of the dates made;

               (ii) The breach of any covenant or other agreement on the part of Clearwire under this Agreement; and

               (iii) The operation of equipment by, the provision of service by or otherwise related to the activities of Clearwire, any of its Affiliates or any of its sublicensees or resellers including, without limitation, damage to health.

     Section 8.02. Determination of Damages. As used herein, "Damages" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description, contingent or otherwise. For purposes of the above, the amount of Damages in respect of any breach of a representation or warranty shall be determined without regard to any limitation or qualification as to materiality, Licensee(s) Material Adverse Effect, Clearwire Material Adverse Effect, knowledge or similar language set forth in such representation or warranty.

     Section 8.03. Limitations on Indemnification for Breaches of Representations and Warranties. An indemnifying Party shall not have any liability under Section 8.01(a)(i) or Section 8.01(b)(i) hereof unless the aggregate amount of Damages to the indemnified Parties finally determined to arise thereunder based upon, attributable to or resulting from the failure of any representation or warranty to be true and correct or the breach of any covenant, exceeds [***] in the aggregate (the "Deductible") and, in such event, the indemnifying Party shall be required to pay the amount of such Damages including those used to compute the Deductible.

     Section 8.04. Indemnification Procedures

          (a) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under Section 8.01 hereof (regardless of the Deductible referred to above) (each, a "Claim"), the indemnified Party shall reasonably and promptly cause written notice (a "Claim Notice") of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying Party. The indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified Party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder. If the indemnifying Party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within five (5) days of the delivery of the Claim Notice (or sooner, if the nature of the Claim so requires) notify the indemnified Party of its intent to do so. If the indemnifying Party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified Party of its election as herein provided or contests its obligation to indemnify the indemnified Party for such Damages under this Agreement, the indemnified Party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified Party defends any Claim, then the indemnifying Party shall reimburse the indemnified Party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying Party shall assume the defense of any Claim, the indemnified Party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying Party if, so requested by the indemnifying Party to participate or in the reasonable opinion of counsel to the indemnified Party, a conflict or potential conflict exists between the indemnified Party and the indemnifying Party that would make such separate representation advisable; and provided, further, that the indemnifying Party shall not be required to pay for more than one such counsel for all indemnified Parties in connection with any Claim. The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

          (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified Party and the indemnifying Party shall have arrived at a mutually binding agreement

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                                      -24-
with respect to a Claim hereunder, the indemnified Party shall forward to the indemnifying Party notice of any sums due and owing by the indemnifying Party pursuant to this Agreement with respect to such matter.

          (c) The failure of the indemnified Party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying Party's obligations with respect thereto except to the extent that the indemnifying Party can demonstrate actual loss and prejudice as a result of such failure.

                                   ARTICLE IX.

                              TERM AND TERMINATION

     Section 9.01. Term; Termination. The term of this Agreement (the "Term") will commence on the Effective Date and will continue until the earlier of (1) eighteen (18) months after the Effective Date, (2) the date on which Clearwire has used all of the Prepaid Royalties for accessing Future Spectrum Capacity pursuant to this agreement, or (3) the date on which Licensee has returned to Clearwire (in cash) the entire amount of the Prepaid Royalties that has not been used for accessing Future Spectrum Capacity pursuant to this Agreement. Clearwire shall have the right, in its sole discretion, to extend the Term at any time prior to its expiration under clause (1) above; provided, that the Term shall not extend beyond the first to occur of the events described in clauses
(2) or (3) above except as it pertains to [***]. This Agreement may be terminated prior to expiration of the Term under any of the following circumstances: (i) by mutual written agreement of the parties; (ii) by Clearwire, upon giving written notice to Licensee in the Event of Default; provided that such Event of Default is not cured (if it is capable of being cured) within [***] following such notice; (iii) by Licensee, upon giving written notice to Clearwire in the Event of Default; provided that with respect to an Event of Default that is a payment default, it is not cured in [***] following such notice, and with respect to all other Events of Default (that are of a type capable of being cured) such Event of Default is not cured within [***] thereof; or (iv) by Clearwire upon written notice to Licensee and to the extent allowed under law, if Licensee files a petition pursuant to Title 7 or 11 of the United States Bankruptcy Code or is adjudged a debtor after the filing of an involuntary bankruptcy petition against Licensee, or if Licensee files a petition for relief pursuant to any state insolvency laws. Upon termination of this Agreement for any cause, the Prepaid Royalties Balance shall be refunded to Clearwire, as provided in Section 2.02.

     Section 9.02. Defaults. It shall be an "Event of Default" hereunder if either party fails to perform a material obligation or breaches a material representation and warranty contained in this Agreement in circumstances where such failure results in the inability of the other party to exercise its full rights under this Agreement. In the event of a Loss (as defined in the applicable IUA), the Parties shall cooperate in seeking special temporary authority from the FCC to allow Clearwire to continue operating on the Channels until such time as it can transition its users to other spectrum and minimize service disruption to its business and other activities.

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                                      -25-

     Section 9.03. Survival. The obligations of the parties under this Agreement that by their nature would continue beyond expiration or termination of this Agreement shall survive any expiration or termination of this Agreement. Without limiting the generality of the foregoing, any rights of Clearwire with respect to any Options or any rights of first refusal shall survive the expiration or termination of this Agreement if the notice or other event triggering such Option or right of first refusal occurs (or would have occurred, if Licensee complied in full with the requirements of this Agreement) prior to expiration or termination of this Agreement.

                                   ARTICLE X.

                               GENERAL PROVISIONS

     Section 10.01. Payment of Sales, Use or Similar Taxes. Clearwire shall be liable for and shall pay (and shall indemnify and hold harmless the Licensee(s) Indemnified Parties against) all sales, use, stamp, documentary, filing, recording, transfer, real estate transfer, registration, duty or similar fees or taxes or governmental charges (together with any interest of penalty, addition to tax or additional amount imposed) as levied by any taxing authority in connection with the Transactions.

     Section 10.02. Survival of Representations and Warranties. The representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive each of the Closings hereunder for a period of [***] from the Initial Closing Date or Subsequent Closing Date with respect to the EBS spectrum that is subject to such Initial Closing or Subsequent Closing, as applicable, regardless of any investigation made by the Parties hereto. All agreements and covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     Section 10.03. Entire Agreement; Amendments and Waivers. This Agreement (including the schedules and exhibits hereto), represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant, or agreement contained herein. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.

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                                      -26-

     Section 10.04. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed in that state, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     Section 10.05. Table of Contents and Headings. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

     Section 10.06. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight courier, or mailed by certified mail, return receipt requested, to the Parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a Party may have specified by notice given to the other Party pursuant to this provision):

     If to Clearwire, to: Clearwire Spectrum Holdings II LLC
                          5808 Lake Washington Blvd. N.E., Suite 300
                          Kirkland, WA 98033
                          ATTENTION: [***]
                          FACSIMILE NO [***]

     With a copy to:      Clearwire Corporation
                          5808 Lake Washington Blvd. N.E., Suite 300
                          Kirkland, WA 98033
                          Attention: [***]
                          Facsimile No. [***]

     And a copy to:       Davis Wright Tremaine LLP
                          2600 Century Square
                          1501 Fourth Avenue
                          Seattle, WA98101- 1688
                          Attention: [***]
                          Facsimile No.: [***]

     If to Licensee, to:  Hispanic Information and
                          Telecommunications Network, Inc.
                          63 Flushing Avenue, Unit 281
                          Brooklyn, NY 11205
                          Attention: [***]
                          FAX: [***]

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                                      -27-

     With a copy to:      Day, Berry & Howard LLP
                          875 Third Avenue
                          New York, NY 10022
                          Attention: [***]
                          Fax: [***]

     And a copy to:       RJGLaw LLC
                          1010 Wayne Avenue, Suite 950
                          Silver Spring, MD 20910
                          ATTENTION: [***]
                          Fax: [***]

     Section 10.07. Publicity. No public release, announcement or other form of publicity concerning this Agreement or the transactions described in this Agreement, shall be issued by either Party without the prior consent of the other Party, except as such release or announcement may be required by law, regulation or the rules or regulations of any securities exchange, in which case the Party required to make the release or announcement shall, to the extent possible, allow the other Party reasonable time to comment on such release or announcement in advance of such issuance. The Parties shall use reasonable efforts to consult in good faith with each other with a view to agreeing upon any press release or public announcement relating to the transactions contemplated hereby prior to the consummation thereof.

     Section 10.08. Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

     Section 10.09. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

     Section 10.10. Remedies. The Parties recognize that, in the event that a Party should refuse to perform any provisions of this Agreement, monetary damages alone will not be adequate. The non-defaulting Party shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. Notwithstanding any other provision herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by a Party shall not constitute a waiver of the right to pursue other available remedies at any time.

     Section 10.11. Dispute Resolution Procedure.

          (a) General. The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the dispute resolution procedures set forth in this Section 10.11 (the "Dispute Resolution Procedures") as their sole means of

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                                      -28-
adjudication with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

          (b) Dispute Notice. At the written request of any party (a "Dispute Notice"), the Parties to the dispute will within seven business days of the Dispute Notice, appoint knowledgeable, responsible representatives to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The Parties intend that these negotiations be conducted by business representatives, including at least one senior executive of each party to the dispute. The representatives shall meet and confer, in person or by teleconference, not later than such seventh business day after the date of the Dispute Notice. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives; provided that the duration shall not exceed 45 days from the date of the Dispute Notice (an "Action Date") unless extended by mutual written agreement of the Parties setting forth a new Action Date. The Dispute Notice and any extension shall specify the Action Date. The Dispute Notice shall set forth the nature of the dispute, in reasonable detail. Discussion and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, and shall not be admissible in the arbitration described below. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration. If the Parties are unable to resolve any disputes arising under or relating to this Agreement (each a "Dispute") using the process described in this Section 10.11(b) within the time period provided, including without limitation disputes regarding a breach or default under this Agreement, the Parties shall arbitrate such dispute pursuant to the arbitration provisions set forth in Section 10.1l(c).

          (c) Arbitration. Any Dispute that has not be resolved within the time period provided for in Section 10.11(b) shall be resolved by a panel of three Arbitrators. The Dispute Notice shall automatically serve as a written notice of a request to submit the Dispute for arbitration if there has not been a resolution of the Dispute by the Action Date, and the Parties agree to submit the Dispute to a panel of three Arbitrators who shall be appointed within 30 days of the Action Date (the "Submission Period"). During the Submission Period, the Parties shall appoint the Arbitrators in accordance with the Commercial Arbitration Rules (then in effect) of the American Arbitration Authority ("AAA"), as modified below. No punitive damages (or any other amount awarded for the purpose of imposing a penalty) will be awarded for a breach of this Agreement.

               (i) During the Submission Period, the Parties may submit a request for discovery to the Arbitrators, who shall determine whether the scope of the requested discovery is appropriate or useful for the resolution of the Dispute and order the discovery in their discretion; provided that such discovery process shall be concluded not later than 30 days following the submission date (the "Discovery Close Date").

               (ii) The arbitration hearing shall be fixed by the Arbitrators to be not sooner than 20 days nor later than 45 days after the Discovery Close Date (the "Hearing Date"). The hearing shall be located in a neutral site as mutually agreed by the Parties, or if the Parties cannot so agree, then the location of the arbitration shall be Washington, D.C. The Federal Rules of Evidence shall apply to the arbitration hearing. The party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. Each party shall bear the burden of persuasion with respect to its proposal for resolution of the matter. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The Arbitrators will have no power or authority, pursuant to the rules of the AAA or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including without limitation the provisions of this Section.

               (iii) Each party shall be permitted to submit a pre-hearing brief not to exceed 25 pages and such technical supporting material as is necessary or useful, to be submitted to the Arbitrators and the other party not later than 5 days before the Hearing Date, and each party may issue a response thereto not later than 2 days before the Hearing Date. Following the arbitration hearing, each party shall be permitted to submit a post-hearing brief not to exceed 25 pages within 5 days following the Hearing Date and a reply brief within 2 days thereafter (the "Pleading Close Date"). Should an Arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section, the Arbitrator shall be replaced pursuant to the rules of the AAA. If an Arbitrator is replaced after the arbitration hearing has commenced, then a rehearing shall take place in accordance with this Section and the rules of the AAA.

               (iv) Within fifteen (15) days after the Pleading Close Date, the Arbitrators will prepare and distribute to the Parties a writing setting forth the Arbitration Panel's reasons for the its determination. The findings and conclusions and the award, if any, shall be deemed to be confidential information of the Parties. Neither party may disclose such information to any third party other than their professional advisors or as required by law or regulations, except in connection with an action to enforce the award.

               (v) The Arbitrators are instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The Arbitrators are authorized to issue monetary sanctions against either party if, upon a showing of good cause, such party is unreasonably delaying the proceeding.

               (vi) Any award rendered by the Arbitrators will be final, conclusive, and binding upon the Parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

               (vii) The non-prevailing party to an arbitration shall pay its own expenses, the fees of each Arbitrator, the administrative fee of the AAA, and the expenses, including without limitation, reasonable attorneys' fees and costs, and expert and witness fees and costs, incurred by the other party to the arbitration. In the case of a decision which partially favors each party, expenses shall be paid as determined by the Arbitrators. In connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the Arbitrators, the prevailing party in such a proceeding shall be entitled to recover reasonable attorney's fees and expenses incurred in connection with such proceedings, in addition to any other relief to which it may be entitled.

               (viii) Notwithstanding anything to the contrary in this Agreement, neither party shall have any obligation to arbitrate claims for injunctive relief, specific performance, or other equitable relief or for the use or unauthorized disclosure of confidential information, as to which either party shall be entitled to seek and obtain relief exclusively from the state or federal courts sitting in New York, New York, and each party hereby irrevocably submits to the jurisdiction of any such court; provided that, any and all claims for damages shall remain subject to arbitration.

     Section 10.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     Section 10.13. Confidentiality. The terms of this Agreement that are not otherwise required to be disclosed to the FCC in support of the Defacto
Transfer Application, requests for renewal thereof or notices submitted to the FCC, or as required to be disclosed in filings with the Securities and Exchange Commission or state securities agencies, will be kept strictly confidential by the Parties and their agents, which confidentiality obligation will survive the termination or expiration of this Agreement for a period of [***]. The Parties may make disclosures as required by law, and to employees, shareholders, agents, attorneys and accountants (collectively, "Agents") as required to perform obligations under the Agreement, provided, however, that the Parties will cause all Agents to honor the provisions of this section. In addition, either Party may disclose this Agreement to its Affiliates, strategic partners, actual or potential investors, lenders, acquirers, merger partners, and others whom it deems in good faith to have a need to know such information for purposes of pursuing a transaction or business relationship with it, so long as it secures an enforceable obligation from such third party to limit the use and disclosure of this Agreement as provided herein. The Parties will submit a confidentiality request to the FCC in the event the FCC seeks from the Parties a copy of this Agreement or any other confidential information regarding its terms.

     Section 10.14. Non-Disclosure of Shared Information. As used herein, the term "Confidential Information" shall mean all non-public information disclosed hereunder, whether written or oral, that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, is plainly confidential or by the Parties' practices

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                                      -31-
should be understood to be confidential. The term Confidential Information does not include information which: (1) has been or becomes published or is now, or in the future, in the public domain without breach of this Agreement or breach of a similar agreement by a third party; (2) prior to disclosure hereunder, is property within the legitimate possession of the receiving Party; (3) is lawfully received from a third party having rights therein without restriction of third party's or the receiving Party's rights to disseminate the information and without notice of any restriction against its further disclosure; or (4) is independently developed by the receiving Party through persons who have not had, either directly or indirectly, access to or knowledge of such Confidential Information. During the Term, the Parties may supply and/or disclose to each other Confidential Information relating to the business of the other Party. Each item of Confidential Information will be kept confidential by the Parties during the Term and for a period of three (3) years thereafter, but may be disclosed in the enforcement or seeking of damages with respect to a Party's rights under this Agreement. The receiving Party will be responsible for any improper use of the Confidential Information by it or any of its Agents. Without the prior written consent of the disclosing Party, the receiving Party will not disclose to any entity or person the Confidential Information, or the fact that the Confidential Information has been made available to it, except for disclosures required by law, disclosures authorized by the Party owning the Confidential Information and disclosures made in the context of the enforcement or seeking of damages with respect to a Party's rights under this Agreement. Each person to whom Confidential Information is disclosed must be advised of its confidential nature and must agree to abide by the terms of this section. The provisions of this Section 10.14 and of the confidentiality provisions of the IUA represent the entire understanding and agreement of the Parties with respect to the subject matter hereof and thereof and supercede all prior oral or written agreements between the Parties with respect to such subject matter, including, without limitation, all non-disclosure agreements.

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                                      -32-

     Each Party has caused this Master Royalty and Use Agreement to be duly executed by its duly authorized officer or representative on the date first above written.

                                        CLEARWIRE SPECTRUM HOLDINGS II LLC


                                        By: /s/ R. Gerard Salemme
                                            ------------------------------------
                                        Name: R. Gerard Salemme
                                        Title: E. VP


                                        HISPANIC INFORMATION AND
                                        TELECOMMUNICATIONS NETWORK, INC.


                                        By: /s/ Jose Luis Rodriguez
                                            ------------------------------------
                                        Name: Jose Luis Rodriguez
                                        Title: President and CEO

                                    EXHIBIT I

                         DEFINITIONS AND INTERPRETATIONS

          (a) Index of Definitions. Meanings to the following terms are located at the following sections with this Agreement:

AAA................................................                   Section 11.12(c)
Access Right Royalties.............................                    Section 1.02(a)
Action Date........................................                  Section 11.12 (b)
Additional Cost Free Educational Accounts..........                       Section 3.04
Affiliate..........................................                        Definitions
Agents.............................................                      Section 11.14
Agreement..........................................                           Preamble
Available..........................................                     Section L02(b)
Basic Cost-Free Education Account..................                    Section 3.03(b)
Basic Trading Area.................................                        Definitions
Calculation of Time Period.........................                        Definitions
Cell Site..........................................                        Definitions
Channels...........................................                           Recitals
Claim..............................................                    Section 9.04(a)
Class A Common Stock...............................                    Section 6.03(a)
Class B Common Stock...............................                    Section 6.03(a)
Clearwire..........................................                           Preamble
Clearwire Documents................................                       Section 6.02
Clearwire Indemnified Parties......................                    Section 9.01(a)
Clearwire Material Adverse Effect..................                        Definitions
Clearwire National Platform........................                        Definitions
Clearwire Parent...................................                           Recitals
Closing Date(s)....................................                        Definitions
Collateral Document................................                       Section 1.03
Commencement Date..................................                 Section 1.02(a)(i)
Commercial Spectrum Capacity.......................                           Recitals
Communications Act.................................                           Recitals
Confidential Information...........................                      Section 11.15
Cost-Free Educational Account......................                    Section 3.02(b)
Cost-Free Educational Accounts.....................                       Section 3.02
Damages............................................                       Section 9.02
De facto Transfer Application......................                        Definitions
Deductible.........................................                       Section 9.03
Default Interest Rate..............................                        Definitions

Discovery Close Date...............................                Section 11.12(c)(i)
Dispute............................................                   Section 11.12(b)
Dispute Notice.....................................                   Section 11.12(b)
Dispute Resolution Procedures......................                   Section 11.12(a)
Disqualification Event.............................                       Section 7.04
EBS................................................                           Recitals
EBS Spectrum Capacity..............................                   Section 1.01 (a)
Educational End User...............................                    Section 3.02(c)
Educational Reservation............................                    Section 3.03(a)
Effective Date.....................................                           Preamble
Exhibits/Schedules.................................                        Definitions
Expert.............................................               Section 11.12(d) (i)
FCC................................................                           Recitals
FCC IUA Approval...................................                        Definitions
FCC Licenses.......................................                           Recitals
FCC Proceedings....................................                       Section 5.04
FCC Qualifications.................................                       Section 7.04
FCC Rules..........................................                           Recitals
Formula Quantity...................................                 Section 3.04(a)(i)
Future Spectrum Capacity...........................                           Recitals
Gender and Number..................................                        Definitions
Geographic Market..................................                Section 1.05(b)(ii)
Governing Documents................................                        Definitions
Government Agency..................................                        Definitions
GSA................................................                        Definitions
Hearing Date.......................................               Section 11.12(c)(ii)
Herein.............................................                        Definitions
Including..........................................                        Definitions
Initial Closing....................................                    Section 4.03(a)
Initial Closing Date...............................                    Section 4.03(a)
Initial Proposal...................................              Section 11.12 (d)(ii)
Initial Spectrum Capacity..........................                           Recitals
IUA................................................                    Section 1.02(a)
Law................................................                        Definitions
LBS/UBS Spectrum...................................                        Definitions
Licensee...........................................                           Preamble
Licensee Documents.................................                       Section 5.02
Licensee [***] Spectrum............................                    Section 1.02(c)
Licensee(s) Indemnified Parties....................                   Section 9.01 (b)
Licensee(s) Material Adverse Effect................                        Definitions
Licensee(s) Schedule...............................                       Section 5.04
Lien...............................................                        Definitions

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

Limited CPI Adjustment.............................                        Definitions
[***]..............................................                    Section 3.09(a)
Local Channel Ratio................................                 Section 3.04(a)(i)
Market Area........................................                    Section 3.02(c)
MHzPops............................................                           Recitals
Monthly Royalties..................................                        Definitions
MVNO Educational Account...........................                    Section 3.05(a)
Option.............................................                       Section 1.02
Option Notice......................................                       Section 1.02
Other Definitional and Interpretive Matters........                        Definitions
Other [***] Transaction............................                    Section 1.02(c)
Party..............................................                           Preamble
Payment Default....................................                        Definitions
Permit.............................................                        Definitions
Person.............................................                        Definitions
Pleading Close Date................................               Section 11.12(c)(Hi)
Preferred Content Provider.........................                    Section 3.08(a)
Preferred Stock....................................                    Section 6.03(a)
Prepaid Royalties..................................                       Section 2.02
Prime Rate.........................................                  Section 10.02 (a)
Proceeding.........................................                        Definitions
ROFR...............................................                    Section 1.02(c)
Sector.............................................   Section 3.02(c), Section 3.02(c)
Securities Act.....................................                        Definitions
Service Affiliate..................................                    Section 1.03(a)
Spectrum...........................................                    Section 1.02(b)
Submission Period..................................                   Section 11.12(c)
Subsequent Closing.................................                    Section 4.03(b)
Subsequent Closing Date............................                    Section 4.03(b)
Third Party Agreement..............................                    Section 1.02(b)
Total Consideration................................                           Recitals
Upfront Royalty....................................           Definitions, Definitions
Wire Account.......................................                   Section 4.01 (a)

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

          (b) Definitions. The following terms have the following meanings throughout this Agreement:

     "Affiliate" means, with respect to any entity, any other entity that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first entity, but does not include any entity that directly or indirectly, or through one or more intermediaries, controls Clearwire Parent, or any entity that directly or indirectly, or through one or more intermediaries, is under common control with Clearwire Parent but is not a direct or indirect subsidiary of Clearwire Parent. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "Available" with respect to Commercial Spectrum Capacity means that (A) the Commercial Spectrum Capacity on the Channels in the Market Area in question is not encumbered by any Lien, including, but not limited to, any purchase option, right of first refusal, or other contractual obligation of Licensee (each a "Third Party Agreement") (excluding interference consents, interference agreements or similar agreements pertaining to the technical operation of the Channels granted or entered into prior to the Effective Date of the IUA) and (B) the Licensee is able to make all of the representations and warranties contained in the IUA and to perform the applicable covenants in the IUA.

     "Basic Trading Area" has the meaning given in the FCC Rules for BRS.

     "Cell Site" means a tower, building or other outdoor structure equipped with one or more antennas to serve the surrounding area.

     "Clearwire Material Adverse Effect" means a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Clearwire, taken as a whole, other than changes affecting the broadband wireless business generally.

     "Clearwire National Platform" means the sum of all Market Areas and all other areas within the United States where Clearwire and its Affiliates provide comparable services.

     "Closing Date(s)" means the Initial Closing Date or each Subsequent Closing Date.

     "Commencement Date" means the "Commencement Date" under the applicable IUA entered into pursuant to this Agreement.

     "Defacto Transfer Application" has the meaning set forth in the IUA.

     "Economic Royalty" means the total royalty set forth on Schedule A.

     "Educational End Users" or "EEU" shall be only non-profit and/or educational entities and/or Social Welfare Agencies that use the services for their own purposes, provided that Licensee shall not provide such services pursuant to an RFP or other substantially similar commercially competitive opportunities (except in [***], where Licensee shall be permitted to do so), and Licensee shall not provide such services to any entity if such entity already has an existing business relationship with Clearwire. For this purpose, "Social Welfare Agencies" (for all locations other than [***]) includes only those governmental and quasi-governmental agencies and departments that provide as their primary service public welfare assistance services (such as low-income housing, food stamps, or domestic violence services) to the public. For all IUAs for service in [***], "Social Welfare Agencies" shall include any local and [***] Territorial governmental sector agency. "Social Welfare Agencies" shall specifically exclude treasury and revenue services departments, law enforcement agencies, legislatures, office of the mayor and the military; provided that, with respect to [***] there shall be permitted to provide services to any local and [***] Territorial governmental sector agency.

     "FCC IUA Approval" means the grant of de facto transfer of an IUA by the FCC.

     "Geographic Market" means the larger of (A) the area covered by the GSA of an EBS system that is listed on Schedule A as amended from time to time, without regard to any subsequent swap affecting such EBS system after the Effective Date, or (B) the area described in clause (A) above combined with the area(s) covered by the substantially overlapping GSA(s) of EBS and/or BRS systems which Clearwire or its Affiliates have the right to use in that same market.

     "Governing Documents" means articles of incorporation, certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, or similar governing documents of an entity.

     "Government Agency" means any Federal, state or local government or any foreign, national, provincial, or local government, or any governmental, regulatory, legislative, executive, or administrative authority, agency or commission, or any court, tribunal, or judicial body.

     "GSA" shall have the meaning set forth in the IUA.

     "Law" means the common law and any federal, provincial, state, local, or foreign statute, law, ordinance, code, rule, regulation, or other requirement or rule of law.

     "LBS/UBS Spectrum" means lower and/or upper band EBS or BRS spectrum, post-transition, and channels numbered 1,2 or 3, pre-transition, as defined by the FCC Rules.

[*** Confidential Treatment Requested]

     "Licensee Material Adverse Effect" means a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Licensee(s), taken as a whole, other than changes affecting EBS licensees or the broadband wireless business generally.

     "Lien" means any lien, pledge, mortgage, deed of trust, security interest, lease, option, right of first refusal, easement, or encumbrance.

     "Limited CPI Adjustment" shall have the meaning set forth in the IUA.

     "Market Area" means the network coverage footprint of the network of Clearwire Parent and its Affiliates which includes all or part of the GSA(s) of the Channels in the Geographic Market, based on its buildout engineered for services from time to time once it has commenced commercial operation.

     "Monthly Royalties" shall have the meaning set forth in the IUA.

     "Payment Default" means the failure to pay an amount due under this Agreement.

     "Permit" means all permits, licenses, franchises, consents, variances, exemptions, Authorizations and the like issued by Governmental Authorities to or for the benefit of a Party to the Agreement (as the case may be).

     "Person," whether or not such term is capitalized, means any individual, partnership, firm, corporation, limited liability licensee(s), association, trust, unincorporated organization, or other entity.

     "Proceeding" means any action, suit, litigation, arbitration proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving any court or other Government Agency or any arbitrator or arbitration panel.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Sector" means a directional antenna located at a cell site that serves a portion of a Cell Site area.

     "Upfront Royalty" shall have the meaning set forth in the IUA.

          (c) Other Definitional and Interpretive Matters. Unless otherwise expressly provided, for purposes of the Agreement, the following rules of interpretation shall apply:

                    (1) Calculation of Time Period. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

                    (2) Exhibits/Schedules. The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall be defined as set forth in this Agreement.

                    (3) Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

                    (4) Herein. The words such as "herein," "hereinafter," "hereof" and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

                    (5) Including. The word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

          (d) The Parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

                                   EXHIBIT II

                          EDUCATIONAL BROADBAND SERVICE
                          LONG TERM DE FACTO TRANSFER
                            INDIVIDUAL USE AGREEMENT

     THIS Educational Broadband Service Long Term De facto Transfer Individual Use Agreement (the "AGREEMENT") is entered into as of [____________________], 2006 (the "EFFECTIVE DATE"), by and between Hispanic Information and Telecommunications Network, Inc., a New York not-for-profit corporation (the "LICENSEE"), and Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("CLEARWIRE") (with each of Licensee and Clearwire sometimes referred to individually as a "PARTY" and collectively as "PARTIES").

                                    RECITALS:

     WHEREAS the Licensee is authorized by the Federal Communications Commission ("FCC") under the rules, regulations and published policies of the FCC (as they may be amended, "FCC RULES") to engineer and operate Educational Broadband Service ("EBS") channels ________________ (including any associated J- or K-Group channels and any channels exchanged for the listed channels, the "CHANNELS") under call sign ___________________________ (the "FCC LICENSE") in the _______________________ area (the "BASIC TRADING AREA"); and

     WHEREAS the Parties have agreed to enter into this Agreement for Licensee to provide Clearwire with access to the capacity on the Channels, which pursuant to the FCC Rules, can be made available for commercial use, in accordance with the terms and conditions below, and subject to FCC approval.

     THEN, in consideration of the premises and covenants set forth in this Agreement, and for good and valuable consideration, the sufficiency of which is acknowledged by the Parties' signatures, the Parties agree as follows:

1.   TERM

          (A) TERM. Subject to Section 1(b), the term of this Agreement begins on the Effective Date and ends on [__,_______], 2036 (the "TERM"), unless this Agreement is terminated earlier in accordance with Section 11. Prior to the Commencement Date (as defined below), the provisions of this Agreement which are expressly ineffective before the Commencement Date as well as Sections 3, 4, 7 and 8 shall be ineffective until the Commencement Date, at which time all provisions of this Agreement shall be fully effective. The other provisions in this Agreement shall be effective from the Effective Date and until the termination or expiration of this Agreement. The "COMMENCEMENT DATE" is the day that the FCC's grant of the De facto Transfer Application appears on Public Notice.

          (B) RENEWAL OF FCC LICENSE AND EXTENSION OF AGREEMENT. In the event that the FCC License expires during the Term, this Agreement will also expire at such time unless the FCC License is renewed and FCC authorization for this Agreement is extended. Licensee and Clearwire will cooperate to timely file a renewal application for the FCC License, in conjunction with a request for renewal of the De facto Transfer Authorization for the next FCC License term. Subject to Section 11, this Agreement will continue to apply unless the FCC denies by Final Order any application for renewal of the FCC License or the De facto Transfer Authorization, or the FCC requires the expiration of this Agreement at an earlier time. "Final Order" means an order issued by the FCC that can no longer be appealed.

2.   ROYALTY COMPENSATION

          (A) UPFRONT ROYALTY. On the Commencement Date, the Upfront Royalty of [___________________] shall be deemed to be paid in full and the remaining amount of the Additional Cash Payment previously made by Clearwire pursuant to that Master Royalty and Use Agreement dated September 20, 2006 entered into between Licensee and Clearwire ("MRUA") shall be reduced by the amount of the Upfront Royalty specified above.

          (B) MONTHLY ROYALTIES. No monthly royalties are due under this Agreement at any time.

          (C) PAYMENT RECEIPT ADDRESS. Absent notice of different instructions from Licensee, all cash payments to be paid to Licensee shall be paid by check mailed to the following address, which address maybe changed by Licensee by notice to Clearwire:

                    Hispanic Information and Telecommunications Network, Inc. 63 Flushing Avenue
                    Unit 281
                    Brooklyn, New York 11205
                    Attention: Jose Luis Rodriguez

          (D) W-9. Within ten (10) days following the execution of this Agreement, Licensee shall deliver a completed IRS Form W-9 to Clearwire.

3.   EXCLUSIVE NEGOTIATION PERIOD

     From a time period beginning [***] prior to the end of the Term and ending [***] prior to the end of the Term, Licensee will negotiate in good faith exclusively with Clearwire about a possible renewal of this Agreement. During such period, Licensee and its agents and advisors will not discuss or solicit other opportunities to enable third parties to make use of the Spectrum subject to such exclusive negotiating period.

4.   FREQUENCY BAND TRANSITION

     The Channels covered by this Agreement either have been or will be subject to relocation to different frequencies and/or to different technical characteristics in accordance with a transition plan adopted in accordance with the FCC Rules promulgated in WT Docket No. 03-66 (the "TRANSITION"). In the event that the Transition is not complete on the Commencement Date, the remaining provisions of this Section 4 shall be effective and, otherwise, shall be ineffective. Clearwire and Licensee will cooperate in the Transition in accordance with FCC Rules, to

[*** Confidential Treatment Requested]
facilitate Clearwire's and Licensee's use of the Channels, consistent with this Agreement. To the extent that, after the Commencement Date, the FCC allows Licensee to participate in selecting the entity initiating and/or overseeing the Transition of the Channels (the "PROPONENT"), then Licensee will designate and otherwise reasonably promote Clearwire or its designee as Proponent or co-Proponent and otherwise support Clearwire's interests in the means and outcome of the Transition to the extent permitted by FCC Rules and consistent with Licensee's Transition rights thereunder and interests hereunder and after expiration or termination of this Agreement; provided, however, if Licensee is obligated by any other agreement relating to other channels in the market to promote some other party as Proponent or co-Proponent, Licensee's equally qualified support for both Clearwire and such other party shall fully satisfy Licensee's obligations in this sentence. Licensee will consult with Clearwire before adopting, consenting to, or otherwise agreeing to any change of frequencies or characteristics of the Channels after the Commencement Date other than those changes specified by FCC Rules. After the Commencement Date, Licensee will use its commercially reasonable efforts to make Clearwire aware of and to seek the permission of meeting participants to allow Clearwire to participate in its scheduled meetings with the Proponent to the extent they concern Transition of the Channels to channel plans required or allowed as an outcome of the FCC's transition proceedings, provided that Licensee is aware sufficiently in advance of the meeting that it will involve that subject matter. In any event, Licensee will provide Clearwire with a summary report of any meetings or discussions with such third persons occurring after the Commencement Date in which Clearwire was not invited to participate. In the event that neither Clearwire nor any third party initiates and/or completes the Transition of the Channels within the time frames specified by the FCC, Licensee may, at its sole option, avail itself of any "self-transition" rights made available pursuant to FCC Rules. Licensee's reasonable costs of such self-transition will be paid and/or reimbursed by Clearwire in their entirety.

5.   CAPACITY REQUIREMENTS AND USES; CERTAIN LICENSEE ACCESS RIGHT ROYALTIES

          (A) CLEARWIRE CAPACITY. On and after the Commencement Date, subject to FCC Rules and the restrictions imposed thereby, Clearwire will have the right to use all of the capacity of the Channels other than Licensee's Reserved Capacity, the Access Right Royalties and Licensee's other rights and benefits granted by this Agreement ("CLEARWIRE CAPACITY") and, subject to FCC Rules and the power of the FCC to control the radio frequency spectrum, Licensee shall not use Clearwire Capacity or enter into any agreement to allow any third party to use Clearwire Capacity other than as may be contemplated by this Agreement.

          (B) LICENSEE'S RESERVED CAPACITY. As used in this Agreement, "LICENSEE'S RESERVED CAPACITY" means:

               (i) Prior to the Commencement Date, all of the Capacity of the Channels.

               (ii) From the Commencement Date until sixty (60) days after Licensee receives a notice from Clearwire that Clearwire intends to utilize the capacity of the Channels, the lesser of one Channel and that number of Channels Licensee used during the last regular school session immediately preceding the Effective Date (the "LEGACY

     RESERVATION"), which Licensee may use to provide services that further the educational mission of accredited schools ("LICENSEE'S CAPACITY"). Licensee's operations pursuant to Section 5(b)(i) and (ii) are solely in furtherance of Licensee's educational charter and are not intended for the benefit of Clearwire or conducted in exchange for any royalties or other consideration.

               (iii) After the later of the Commencement Date and the date that any one or more of the Channels is engineered to operate in any digital modulation (the "LEGACY STOP DATE"), in respect of Licensee's educational reservation covering the [***] educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "EDUCATIONAL RESERVATION"), Licensee shall be permitted to utilize the Educational Reservation in such locations served by the Clearwire National Platform on a full time basis as Licensee desires for its operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter by applying the Dispute Resolution Procedures.

          (C) [***]

          (D) SECTION 27.1214(E) AMENDMENTS. To the extent required under
Section 27.1214(e) of FCC Rules, on the date that is [***] after the Effective Date and every [***] thereafter during the Term, Licensee shall have a period of sixty (60) days to request a review of its minimum educational use requirements, in which event and at which time the Parties shall negotiate in good faith an amendment to this Agreement that accommodates any bona fide changes in educational needs, technology and other relevant factors. Any such amendment shall provide, among other terms and conditions agreed to by the Parties: (i) with respect to Licensee and any Educational End Users (defined below) for whom Clearwire has provided an Educational Account, Clearwire shall make available any equipment, services or software upgrades that Clearwire makes generally available to Clearwire's retail customers subscribing to the same tier of service in the Market Area over Broadband Radio Service or EBS facilities; (ii) to the extent such amendment materially increases Clearwire's monthly costs either to operate its leased capacity or to meet Licensee's changed educational use requirements, whether or not such costs will be offset by a reduction in the Monthly Royalties for the

[*** Confidential Treatment Requested]
remainder of the Term, a refund in an amount to be agreed upon by both Parties, or both; (iii) Clearwire may accommodate changes in Licensee's Reserved Capacity through any reasonable means available so as to avoid disruption to the advanced wireless services provided by Clearwire; and (iv) Clearwire shall not be required to accommodate changes in Licensee's Reserved Capacity in a manner that has a negative economic impact on Clearwire or Clearwire's commercial operations under the Agreement. The adjustments set forth in this subsection shall be in addition to, and not in lieu of, adjustments set forth in other portions of this Agreement. Neither Party shall have any obligation to enter into any amendment pursuant to this Section.

          (E) CHANNEL SWAPPING; COSTS. With the consent of Licensee, which consent will not be unreasonably withheld, conditioned, or delayed, Clearwire may require Licensee to enter into agreements to swap some or all of its Channels for other channels in the Market (the "Swapped Channels"), and in connection therewith file any necessary FCC applications to accomplish the swap, so long as there is no material difference in the geographic service area (or equivalent service area) ("GSA") and FCC authorized uses of the Swapped Channels as compared to Licensee's previous Channels, taking into account any overlap(s) of GSAs of such Channels and Swapped Channels with co-channel GSAs in other markets. Clearwire agrees to bear all costs and expenses associated with the implementation of channel swapping, channel loading (as discussed in this Agreement), and channel shifting (as discussed in this Agreement), including the reasonable out-of-pocket costs of Licensee's engineering consultants and attorneys.

6.   EQUIPMENT; CONTINUATION OF ACCESS RIGHT ROYALTIES; CONTROL OF OPERATIONS

          (A) OPERATION AND MAINTENANCE OF EQUIPMENT. Subject to the last sentence of this Section 6(a), prior to the Legacy Stop Date (as defined in Section 5(b)(iii)), Licensee may operate the legacy video transmission equipment currently in place, if any (including replacements thereto), for the Channels (the "EBS EQUIPMENT") at each transmission site (including substituted and additional sites), it being understood that Licensee's operations under this
Section 6(a) are solely for Licensee's educational purposes. If Licensee chooses not to operate the transmission equipment currently in place or replacements thereto, then Licensee and Clearwire will cooperate in filing all necessary applications and notices with the FCC to "go dark" and not transmit on the Channels for an allowed period of time or notify the FCC that Licensee has ceased operation. If Clearwire or any of its Affiliates has EBS and/or BRS spectrum operations in the Market Area of the Channels, then Clearwire will operate legacy video for Licensee at Clearwire's expense until the earlier of the Legacy Stop Date and the end of the Transition.

          (B) MAINTENANCE OF LEGACY EQUIPMENT. Subject to the last sentence of
Section 6(a), while operating a video system for Licensee's educational purposes under Section 6(a), it is Licensee's responsibility to operate and maintain its video equipment.

          (C) EQUIPMENT PURCHASE OR LEASE OPTION; TAIL SERVICES AND EQUIPMENT.

               (i) Subject to subsection (ii) below, in the event this Agreement expires or is terminated for any reason other than a default by Licensee, Licensee shall have the option, upon giving notice to Clearwire within thirty (30) days of such expiration or termination (the "PURCHASE OPTION PERIOD"), to purchase the whole or any part, as determined by Licensee, of transmission and reception equipment (not including any tower rights) then in operation that is used to transmit Licensee's Reserved Capacity on the Channels, whether such equipment is dedicated entirely to Licensee's Reserved Capacity or shared (the "LICENSEE'S SPECIFIED EQUIPMENT"), or equivalent equipment. The price for such equipment shall be equal to the lesser of the [***] Within thirty (30) day of each request by Licensee delivered to Clearwire, Clearwire shall inform Licensee in writing (a "PRICE NOTICE") of the price for such selected equipment [***]

               (ii) If Licensee notifies Clearwire of its desire to acquire Licensee's Specified Equipment and Additional Equipment-Related Features, in lieu of selling the Licensee's Specified Equipment and Additional Equipment-Related Features to Licensee as specified in subsection (i) above, Clearwire shall have the option instead to lease such to Licensee for an initial term of one year, renewable annually at the option of Licensee for as many as nine (9) one-year renewal terms. During the period of such lease, Clearwire shall

[*** Confidential Treatment Requested]
     have the right to share the use of Licensee's Specified Equipment and Additional Equipment-Related Features, so long as such sharing does not diminish the utility to Licensee. The monthly amount payable by Licensee to Clearwire to lease these items shall be the lesser of: (x) 0.8% of fair market value of the Licensee's Specified Equipment and Additional Equipment-Related Features at the commencement of the initial lease term, and (y) Clearwire's marginal cost of leasing Licensee's Specified Equipment and Additional Equipment-Related Features to Licensee.

               (iii) For the purposes of this Section 6(c), determinations of fair market value shall be made by an independent engineering firm selected by Licensee and subject to approval by Clearwire, and the cost of reaching such determination shall be shared equally by the Parties.

               (iv) For a period of [***] after the expiration or termination of this Agreement, unless termination resulted from Licensee's breach of this Agreement, Licensee shall have the right to continue to receive the same in-kind facilities, services and benefits Licensee received during the Term, including each of the Access Right Royalties under Section 7, on the most favorable terms and conditions, including price, as Clearwire or any of its Affiliates offers such Access Right Royalties, or services and equipment substantially similar thereto. When Clearwire provides Licensee with the price and other terms for the Access Right Royalties under this paragraph, Clearwire will also provide an officer's certificate certifying that such pricing and other terms meet the requirements of this
     Section 6(c) and are the [***] The provisions of this Section 6(c) shall survive the expiration or termination of this Agreement for any cause, unless termination is caused by Licensee's breach of this Agreement:

          (D) OPERATION OF FACILITIES ON THE CHANNELS TO MEET SUBSTANTIAL SERVICE REQUIREMENTS. In addition to the foregoing. Clearwire, at its expense, prior to the FCC-mandated deadline, but in no event later than [***] will construct, operate and maintain facilities for the Channels that provide operating transmission and coverage capability sufficient to satisfy minimum build-out, operational, service or performance requirements applicable to the Channels or which must be satisfied to avoid a reduction in Channels or their capacity, including substantial service standards, all as required or prescribed under then- applicable FCC Rules. In the event Clearwire does not satisfy this requirement by such date, Licensee shall have the right to either terminate this Agreement pursuant to Section 11, or construct such facilities as qualify for a "safe harbor," and Clearwire shall reimburse Licensee's costs of such construction.

          (E) CONTROL OVER OPERATIONS. On and after the Commencement Date, Clearwire shall exercise such day-to-day operational control over operations on the Channels as permitted by FCC Rules pertaining to de facto transfer agreements under its secondary markets rules; provided, however, that Licensee shall retain such powers of oversight and control as are needed to ensure compliance with standards of conduct for which Licensee remains accountable to the FCC or as otherwise reserved by this Agreement. In the event (A) Licensee becomes aware of an on-going violation or repeated violations by Clearwire of the Communications Act or the FCC Rules governing its use or Licensee's use of the Channels (collectively, the "Governing Rules"), or any other violation of the Governing Rules that might adversely affect

[*** Confidential Treatment Requested]

Licensee's rights in the License, might impose unreimbursed liability on Licensee as licensee of the Channels or might cause the FCC to revoke, cancel, rescind or materially adversely modify the De facto Transfer Authorization and
(B) after Licensee gives notice to Clearwire of such violation(s), Clearwire does not immediately, in the case of an on-going violation, begin to cure such violation and fully effect such cure within thirty (30) days or such period that the FCC may specifically impose, and in the case of repeated violations, take steps to prevent such violations in the future and fully effect such steps within thirty (30) days or such period that the FCC may specifically impose, such that the violation does not re-occur, Licensee shall be entitled to take action to force Clearwire to immediately cease such violations), immediately comply with the Governing Rules and take such preventative steps, all at Clearwire's expense, and including the right to immediately seek injunctive relief, and in each case without first giving Clearwire any further notice or awaiting any further cure period.

7.   ACCESS RIGHT ROYALTIES

     Clearwire shall provide the access right royalties described in this
Section 7 (the "ACCESS RIGHT ROYALTIES") from and after the later of the Commencement Date and the first commercial launch by Clearwire of its wireless services on the Channels or other EBS or BRS channels in the Geographic Market of the Channels. The Access Right Royalties will be provided in a manner consistent with the way the Access Right Royalties are provided by Clearwire to third parties under agreements that provide for Access Right Royalties similar to the Access Right Royalties provided in this Agreement.

          (A) COST-FREE EDUCATIONAL ACCOUNTS. Included in the Access Right Royalties provided to Licensee, Licensee shall be entitled to Cost-Free Educational Accounts in respect of the Educational Reservation and the Additional Cost-Free Educational Accounts as provided in this Section 7.

               (i) Educational Reservation Basic Cost-Free Educational Accounts.

                    A. In respect of Licensee's educational reservation covering the five percent (5%) educational spectrum capacity currently required by the FCC Rules pertaining to the FCC Licenses (the "EDUCATIONAL RESERVATION"), Licensee shall be permitted to utilize the Educational Reservation in such locations served by the Clearwire National Platform on a full time basis as Licensee desires for its operations. Clearwire and Licensee shall at all times comply with applicable FCC Rules. Clearwire may not use the Educational Reservation. In the event that the Parties cannot agree on the application of any new rule or interpretation regarding the Educational Reservation in their circumstances, the Parties shall jointly approach the FCC for clarification in a timely fashion and, to the extent the matter remains unresolved thereafter, shall settle the matter by applying the Dispute Resolution Procedures.

                    B. Initially, Clearwire shall provide Licensee [***] Cost-Free Educational Account per Cell Site in the Market Area (each a "BASIC COST-FREE EDUCATION ACCOUNT"). The number of Cost-Free Educational Accounts provided pursuant to this Agreement shall be adjusted upward every five years proportionate to

[*** Confidential Treatment Requested]
          the growth of the overall data capacity of Clearwire's network in the Market Area of the Channels. The growth (if any) in the overall data capacity shall be determined in such fashion as shall be agreed by the Parties in consultation with Clearwire engineers and other technical experts prior.

          (B) ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS. In addition to, and not in lieu of, the Cost-Free Educational Accounts provided to Licensee by Clearwire pursuant to the Educational Reservation as set forth in Section 7(a), Clearwire shall provide Licensee with additional Cost-Free Educational Accounts in the number computed in accordance with this Section 7(b) (the "Additional Cost-Free Educational Accounts").

               (i) Number and Periodic Adjustment. Licensee will have access to additional spectrum capacity on Clearwire's National Platform in the form of Cost-Free Educational Accounts equal to the greater of (X) [***] Cost-Free Educational Accounts per Sector in the Market Area of the Channels and (Y) the quantity of Cost-Free Educational Accounts determined by applying the Formula Quantity. The number of Additional Cost Free Educational Accounts that Clearwire is obligated to provide to Licensee shall be recalculated and revised annually as of January 31 of each calendar year.

                    A. Educational End Users. Cost-Free Educational Accounts shall be exclusively for Educational End Users and not for resale, assignment or transfer by Licensee outside of its Educational End User environment or to persons who cease to be officially associated with such Educational End User. (By way of example, a university may resell the service to its students, faculty, administrators and staff, while such persons are involved with the university, but shall cease to provide the service if a member of the faculty terminates employment or a student graduates and ceases to be involved in university matters.)

                    B. Time of Delivery. The Additional Cost-Free Educational Accounts shall be provided by Clearwire to Licensee pursuant to this
          Section 7(b) upon the commercial launch of Clearwire's broadband wireless service in the Market Area of the Channels, or the applicable Commencement Date thereof if later.

          (C) LICENSEE MVNO.

               (i) In addition to the right to Cost-Free Educational Accounts, Licensee shall have the right to resell the Clearwire service in the form of MVNO Educational Accounts to Educational End Users in the Market Area. An "MVNO EDUCATIONAL ACCOUNT" shall have the identical characteristics as a Cost-Free Educational Account, except that there shall be a charge to Licensee as determined pursuant to this Section 7(c). Clearwire shall sell to Licensee such services, at a cost equal to the lowest wholesale rate provided by Clearwire to an arms-length third party in the Market Area of the Channels or other comparable market pursuant to any applicable agreement. However, the number of MVNO Educational Accounts is limited in such Market Area to twice the number of Cost-Free Educational Accounts for such Market Area.

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               (ii) Mechanics. The resale of Clearwire's services pursuant to this Section 7(c) shall be accomplished pursuant to a standard Clearwire wholesale agreement form revised to be consistent with the terms of this Agreement, which will be provided to Licensee upon its request to resell an MVNO Educational Account to an Educational End. User. Such arrangement shall be executed not later than thirty (30) days after the availability of such services.

          (D) ACCESS TO EDUCATIONAL END USER DEVICES. Clearwire shall also make any end-user equipment used in the Clearwire National Platform available for purchase by Licensee at [***] above Clearwire's cost to acquire such end-user equipment. Equipment provided to Licensee pursuant to this section shall be used solely by Educational End Users and not for resale.

          (E) SHARING OF FEATURES AND SERVICE SETS. Licensee shall have access to, and full use of, system capabilities, services and feature sets that are generally provided to Clearwire's retail customers or wholesalers to mass-market customers. Licensee shall have access to reasonably necessary support made available to Clearwire's commercial customers generally, and that is reasonably necessary for Licensee to offer services to its Educational End Users as contemplated by their agreement. Licensee shall have access to new capabilities, features and service sets within six months of the time that Clearwire makes them available to customers generally, but not earlier than the Commencement Date.

          (F) ORDERING COST-FREE EDUCATIONAL ACCOUNTS AND ADDITIONAL COST-FREE EDUCATIONAL ACCOUNTS; DELIVERY AND INSTALLATION. Licensee may activate Cost-Free Educational Accounts and Additional Cost-Free Educational Accounts at no cost to Licensee, via submission of a standard Order Form or online ordering to Clearwire, to the extent consistent with the terms of this Agreement. Clearwire will fill each such order within the standard delivery interval by which it activates new service requests for subscribers generally, and shall ship associated user units to Licensee's requested destination or complete installation of user equipment which normally is installed by Clearwire, its Affiliate or a contractor of either of them within the standard installation interval by which it makes new installations of user units. Licensee shall comply with all laws and obtain any necessary governmental permits or approvals, and third party approvals, which are necessary in order for Clearwire to undertake an installation.

          (G) TERMS OF USE. To the extent not inconsistent with the terms of this Agreement, Licensee's ordering and use of Cost-Free Educational Accounts, the Additional Cost-Free Educational Accounts and MVNO Accounts, and the use of such services by Licensee's users and permitted users, shall be governed by the acceptable use policy and terms of service, and such other policies of general applicability which apply to such services, which are subject to amendment and may be found at http://www.clearwire.com or such other URL as may be designated; provided, however, that financial terms contained in the terms of service shall not apply to such services. In addition to the foregoing policies, but only to the extent not inconsistent with the terms of this Agreement, Clearwire may specify from time to time, in its sole discretion, reasonable and non-discriminatory procedures for the activation, addition, deletion or substitution of services to Licensee, its users and permitted users that do not impose obligations on or detract from the services received by Licensee or its permitted users.

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          (H) EQUIPMENT AND SOFTWARE. For Licensee and any permitted users for whom Clearwire provides services pursuant to this Section 7, Clearwire shall make available any equipment, services or software, including upgrades, that Clearwire makes generally available to Clearwire's or its Affiliate's retail customers subscribing to the same tier of service in the market(s) where it is used over BRS or EBS facilities. In the event that any equipment upgrade involves replacement of equipment, the replaced equipment shall be returned to Clearwire or its designee and title to the replacement equipment shall transfer to Licensee or its designee.

          (I) TITLE. All equipment provided by Clearwire to Licensee shall be the property of Licensee or its designee(s), free and clear of all liens and encumbrances, when paid in full (if any payment is required). Licensee shall own, and be solely responsible for the maintenance and operation of, all facilities installed at Licensee's locations and receive sites, including the sites of its permitted users, subject to manufacturers' warranties.

          (J) PREFERRED CONTENT PROVIDER.

               (i) Scope. In the event that Clearwire provides third party content to customers over its network in the Market Area of the Channels, Licensee may elect to become a "PREFERRED CONTENT PROVIDER" over such network in such Market Area for such duration as Licensee may select. As a Preferred Content Provider, Licensee shall have the same degree of access to, and use of, any system capability, service or feature set that is provided to premium third party content providers.

               (ii) Service Sets and Features. To the extent that Clearwire's or its Affiliates' most favored program suppliers pay for features and/or service sets, Licensee shall pay an equal amount for equal features and/or service sets to the extent that Licensee elects to utilize them. Licensee agrees that the programming that Licensee supplies to customers through Clearwire's network will be educational in nature. Licensee agrees not to resell Clearwire's network access, features and/or service sets to third parties, except in accordance with Sections 7(b)(i)a. and 7(c).

               (iii) Capacity Constraints. Clearwire reserves the right to restrict the use of the capabilities and services made available to Licensee as a Preferred Content Provider under this Section 7(j) if such use is no longer commercially and technically feasible due to limitations in network capabilities. Clearwire shall comply with the provisions of this Agreement to ensure timely access to information about capacity usage and permit Licensee a reasonable opportunity to secure alternative access.

          (K) DEFINITIONS.

               (i) "ADDITIONAL COST-FREE EDUCATIONAL ACCOUNT" is defined in
     Section 7(b).

               (ii) "CELL SITE" means a tower, building or other outdoor structure equipped with one or more antennas to serve the surrounding area.


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               (iii) "CLEARWIRE NATIONAL PLATFORM" means all Market Areas and all other areas within the United States where Clearwire and its Affiliates provide comparable services.

               (iv) "COST-FREE EDUCATIONAL ACCOUNT" means a wireless broadband connection that Clearwire or its affiliate provides to Licensee without charge or expense to Licensee. Cost-Free Educational Accounts shall have the same capacity and characteristics as the highest level of premium mass market retail service provided on Clearwire or its affiliate's network in the market where it is used. Multiple individuals that are associated with an Educational End-User may share the same Cost-Free Educational Account through Wi-Fi hotspots, local area networks, and other means. To the extent not inconsistent with the terms of this Agreement, the Cost-Free Educational Accounts shall be subject to the terms of Clearwire's then generally applicable Acceptable Use Policy. The Cost-Free Educational Accounts shall be fully portable anywhere within the Clearwire National Platform to the extent that Clearwire offers such portability to any customer.

               (v) "EDUCATIONAL END USERS" OR "EEU" shall be only non-profit and/or educational entities and/or Social Welfare Agencies that use the services for their own purposes, provided that Licensees shall not provide such services pursuant to an RFP or other substantially similar commercially competitive opportunities (unless the Basic Trading Area of this IUA is in [***], in which case Licensee shall be permitted to provide such services pursuant to an RFP or other substantially similar commercially competitive opportunities), and Licensees shall not provide such services to any entity if such entity already has an existing business relationship with Clearwire. For this purpose, "SOCIAL WELFARE AGENCIES" (for all locations other than [***]) includes only those governmental and quasi-governmental agencies and departments that provide as their primary service public welfare assistance services (such as low-income housing, food stamps, or domestic violence services) to the public. If the Basic Trading Area of this IUA is in [***], "Social Welfare Agencies" shall include any local and [***] Territorial governmental sector agency. "Social Welfare Agencies" shall specifically exclude treasury and revenue services departments, law enforcement agencies, legislatures, office of the mayor and the military.

               (vi) "FORMULA QUANTITY" as of any date, is the product, rounded up or down to the nearest whole number, obtained by multiplying: (a) the Local Channel Ratio by (b) [***] and by (c) the number of subscribers served by Clearwire or any of its affiliates in the Market Area of the Channels as of the end of the previous calendar year. In the event that this product is a fraction, it shall be rounded up or down to the nearest whole number.

               (vii) "GEOGRAPHIC MARKET" means the larger of (A) the area covered by the GSA(s) of the Channels, as amended from time to time, without regard to any subsequent swap affecting the Channels after the Effective Date, and (B) such GSA(s) combined with the area(s) covered by the substantially overlapping GSA(s) of EBS and/or BRS systems which Clearwire or any of its Affiliates have the right to use in that same market.

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               (viii) "LOCAL CHANNEL RATIO" is the fraction obtained by dividing the number of Channels as of the date of the calculation by the total number of EBS and BRS channels in the Market Area of the Channels with substantially overlapping GSAs then used to provide service in such Market Area licensed to or under a use agreement with Clearwire or any of its Affiliates (including those of Licensee) as of that date, in each case determined without multiplying a channel by the number of times it is deployed.

               (ix) "MARKET AREA" means the network coverage footprint of the network of Clearwire and its Affiliates which includes all or part of the GSA(s) of the Channels in the Geographic Market, based on its build-out engineered for services from time to time once it has commenced commercial operation.

               (x) "MARKET AREA OF THE CHANNELS" is the Market Area of the Channels as of the Effective Date.

               (xi) "MVNO ACCOUNTS" means a broadband connection and related services that Clearwire or its affiliate provides, including such user equipment as Clearwire or its affiliate may provide for such connection services.

               (xii) "ORDER FORM" is a form which elicits such information as is reasonably required by Clearwire to provide the service, and which does not contain any provision that modifies the service or any provision that is inconsistent with this Agreement. It is agreed that Clearwire Order Forms will be in the form of its standard order forms.

               (xiii) "SECTOR" means a directional antenna located at a cell site that serves a portion of a Cell Site area.

8.   FCC FILINGS; INTERFERENCE CONSENTS

     Upon Clearwire's reasonable request, and within five (5) days of Licensee's receipt, Licensee shall promptly review, execute and file (if necessary), and, together with Clearwire, prosecute, all notifications, applications, petitions, waivers, amendments, and other related documents, including, without limitation FCC Long Term Lease Applications, necessary to secure FCC approval for Licensee's and Clearwire's intended uses of the Channels, provided such filings are consistent with this Agreement and Licensee's legal obligations. Licensee shall promptly file any requests for extension of construction periods or performance benchmarks reasonably requested by Clearwire. Licensee shall promptly, within fifteen (15) business days of its receipt, review and, if consistent with this Agreement and Licensee's legal obligations, execute and provide Clearwire any "no objection" letters, interference consent agreements or retransmission consents that Clearwire may reasonably request, provided that the action requiring consent does not cause material degradation of Licensee's signal transmission capabilities. As an illustration, without limiting the foregoing, interference consent agreements and "no objection letters" that (i) involve reciprocal limitations on the operations of Licensee's licensed facilities and other affected facilities, and (ii) waive FCC interference protection criteria subject to protection from actual harmful interference, taking into account topography, foliage, ground clutter and other real world factors limiting signal propagation, shall not be deemed to


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cause material degradation of Licensee's signal transmission capabilities.
During the Term, Licensee shall not make any filings with any governmental authority, including the FCC, without prior consultation or coordination with Clearwire, and Licensee shall not provide any "no objection" letters, interference consents and/or retransmission consents to any third party without Clearwire's prior written consent, such consent not to be unreasonably withheld.

9. OTHER APPLICATIONS, APPLICATION COSTS; FEES; DE FACTO TRANSFER AUTHORIZATION APPLICATION

          (A) APPLICATION PREPARATION. Clearwire will prepare and submit in its name all applications, amendments, petitions, requests for waivers, and other documents necessary for the proper operation of Clearwire Capacity consistent with this Agreement and Licensee's responsibilities as a FCC licensee. Licensee will prepare and submit all applications, amendments, petitions, requests for waivers, and other documents necessary for the modification, maintenance and renewal of the FCC License that, under FCC Rules, may only be filed by Licensee, including any such filings reasonably requested by Clearwire that are consistent with this Agreement and Licensee's responsibilities as a FCC licensee. The Parties will cooperate in the preparation and submission of all applications, amendments, petitions, requests for waivers, and other documents necessary to secure any FCC approval, consent or other action required to effectuate this Agreement, including the substantial service showing required by [***]. In no event shall Licensee be required to make any filing or to take any position before the FCC or other Government Agency that is inconsistent with Licensee's interests or which Licensee believes in good faith may be construed by the FCC or other Government Agency as inconsistent with its responsibilities as a FCC licensee, not submitted in good faith or submitted for a purpose of delay in a proceeding.

          (B) APPLICATION COSTS. Clearwire will, at its own expense, prepare all applications, notices, certificates, exhibits, consent agreements, approvals or authorizations that Clearwire submits to the FCC or seeks to have Licensee submit to the FCC pursuant to the Agreement. Clearwire will also promptly pay or reimburse Licensee for its reasonable out-of-pocket expenses in connection with the activities requested or required of Licensee by Clearwire under this Agreement, including Licensee's expenses associated with the renewal of any FCC License and with any other filings with, or information requested by, the FCC, or required of Licensee to remain eligible under FCC Rules to provide Clearwire Capacity to Clearwire.

          (C) FEES AND TAXES. Clearwire will pay any Federal spectrum, federal regulatory, universal service, number portability fees, payphone fees, E911 fees and other fees, charges, assessments, impositions and taxes associated with the FCC License or imposed on Licensee as a result of the licensing, regulation or use of the capacity of the Channels by Licensee or Clearwire including, without limitation, any such fees, charges, assessments, impositions and taxes that may be imposed on or with respect to EBS spectrum or spectrum licenses in the future. Clearwire shall pay all such fees, charges, assessments, impositions and taxes upon receipt of notice from the FCC or taxing authority that such fees are due, or upon receipt of at least thirty (30) days advance written notice from Licensee that such fees or charges are due in the event that notice is not sent to Clearwire by the FCC or such taxing authority. Without limiting the generality of the foregoing, Clearwire shall be liable for and shall pay (and shall indemnify and hold harmless the Licensee Indemnified Parties against) all
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documentary, filing, recording, transfer, real estate transfer, registration, duty or similar fees or taxes or governmental charges (together with any interest or penalty, addition to tax or additional amount imposed) as levied by any taxing authority in connection with this Agreement.

          (D) FCC LONG TERM DE FACTO TRANSFER LEASE AND EXTENSION APPLICATIONS. Within ten (10) business days following the execution of this Agreement and prior to consummating the transfer of de facto control of the Channels, the Parties shall cooperate as required to prepare and file with the FCC all forms and related exhibits, certifications and other documents necessary to obtain the FCC's authorization (the "DE FACTO TRANSFER AUTHORIZATION") of the long term de facto transfer caused by this Agreement as set forth in FCC Rule 1.9030(e) as amended from time to time (the "FCC LONG TERM LEASE APPLICATION"). Each Party shall fully cooperate with the other, and do all things reasonably necessary to timely submit, prosecute and defend the FCC Long Term Lease Application, and will promptly file or provide the other Party with all other information which is required to be provided to the FCC in furtherance of efforts to obtain or retain such grant. The Parties shall disclose in the FCC Long Term Lease Application the automatic extension of Clearwire's use rights upon the renewal of the FCC License. The Parties shall include in any FCC License renewal application, or separately request, as necessary, a request to permit Clearwire's use rights for the renewal term of the FCC License, if the Term will continue during any part of such FCC License renewal term. The Parties shall prosecute each such original or renewal application diligently and in good faith, including defending it and the grant thereof against all petitions to deny, informal objections, petitions for reconsideration, applications for review, appeals, writs, requests for stay filed against any such application or its grant, and shall file and prosecute petitions for reconsideration, applications for review, petitions for appeal, notices of appeal, writs of certiorari and associated pleadings challenging any denial of any such application or request. Any fees associated with the filing of the FCC Long Term Lease Application and applications or requests for renewal of the De facto Transfer Authorization, and all costs incurred in preparing, prosecuting or defending any and all petitions for reconsideration, applications for review, appeals, writs, requests for stay and remands of the grant or denial of any such original or renewal application and related pleadings, and for activity (such as oral argument and FCC staff visits) in support thereof, shall be paid by Clearwire. To the extent Licensee is required to file this Agreement with the FCC, the Licensee shall first notify and consult with Clearwire, and will to the extent permitted by the FCC redact all information from the Agreement which Clearwire reasonably designates as confidential including, but not limited to, all payment information.

10.  TRANSFERS OR ASSIGNMENTS

          (A) ELIGIBILITY FOR TRANSFER OR ASSIGNMENT. Licensee shall not assign its interest in this Agreement or the License to any person or entity that is not eligible or qualified to hold the License or lease the spectrum under applicable FCC Rules. Clearwire shall not assign its interest in this Agreement and will not enter into spectrum subleasing arrangements for the spectrum subject to the License with any person or entity that is not eligible or qualified to lease the spectrum under applicable FCC Rules.

          (B) CLEARWIRE ASSIGNMENT. [***]

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[***]

          (C) LICENSEE ASSIGNMENT. Subject at all times to Clearwire's right to purchase the License if the FCC determines to open eligibility for EBS spectrum (as set forth in Section 21(a) hereof), Licensee may, during the Term, assign its License or individual Channels to a qualified EBS eligible, or discontinue EBS operations and surrender its License to the FCC, subject to the following:
Licensee shall notify Clearwire immediately upon making such decision, Licensee shall not discuss such decision with any third parties without Clearwire's written consent, and Licensee shall assign any affected Channels or the License to an FCC-qualified entity designated by Clearwire who will assume the Channels or License and assume Licensee's obligations under this Agreement (a "Successor Licensee"). Licensee, Successor Licensee and Clearwire shall cooperate in filing with the FCC any and all paperwork necessary to assign the license to the Successor Licensee and receive continued FCC consent, if necessary, to the long term de facto spectrum leasing arrangement reflected in this Agreement.

          (D) CLEARWIRE SUBLEASE. [***]

          (E) LICENSEE RELEASE. Upon the valid consummation of the sale, assignment or transfer of the License to any third party as described in this Section, the execution by such third party of an assignment and assumption agreement with respect to this Agreement, and the expiration of any applicable FCC reconsideration periods for such assignment or transfer: (i) Licensee will be released and discharged from all obligations to Clearwire arising thereafter; and (ii) Licensee will not incur any penalties as a result of and will not be responsible for any of Clearwire's expenses associated with the sale, assignment or transfer, except that nothing shall release Licensee from any liabilities incurred prior to the execution of such assignment and assumption agreement.

11.  TERMINATION OF AGREEMENT

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          (A) This Agreement may be terminated prior to expiration of a Term under any of the following circumstances: (i) by mutual written agreement of the Parties; (ii) by Clearwire, upon giving written notice to Licensee in the Event of Default; provided that such Event of Default is not cured (if it is capable of being cured) within thirty (30) days following such notice; (iii) by Licensee, upon giving written notice to Clearwire in the Event of Default provided such Event of Default is not cured (if it is capable of being cured) within one hundred eighty (180) days thereof; (iv) by Clearwire upon giving written notice to Licensee within thirty (30) days of a Loss (as hereinafter defined); (v) by Clearwire upon written notice to Licensee and to the extent allowed under law, if Licensee files a petition pursuant to Title 7 or 11 of the United States Bankruptcy Code or is adjudged a debtor after the filing of an involuntary bankruptcy petition against Licensee, or if Licensee files a petition for relief pursuant to any state insolvency laws. If the Agreement is terminated prior to the expected termination date which was disclosed to the FCC, Licensee shall file a notification with the FCC no later than ten (10) days after the early termination indicating the date the Agreement was terminated.

          (B) It shall be an "Event of Default" hereunder if either party fails to perform a material obligation or breaches a material representation and warranty contained in this Agreement in circumstances where such failure results in the inability of the other party to exercise its full rights under this Agreement

          (C) The term "Loss" means: (1) expiration of the License without renewal; (2) License termination or revocation by the FCC without reinstatement; or (3) the unavailability of the Channels for the provision of Clearwire's Advanced Wireless Services due to regulatory action, including, but not limited to, FCC denial of the FCC Long Term License Application related to this Agreement, or reallocation of the Channels for purposes incompatible with Clearwire's business, or adoption of rules or policies that substantially frustrate achievement of the purposes of this Agreement. A Loss shall not be deemed a default by Licensee or Clearwire if the Loss was beyond the reasonable control of such party, and such party used its best efforts to preserve the License. In ha the event of a Loss, the Parties shall cooperate in seeking special temporary authority from the FCC to allow Clearwire to continue operating on the Channels until such time as it can transition its users to other spectrum and minimize service disruption to its business and other activities.

          (D) Licensee may terminate this Agreement pursuant to Section 16(b).

          (E) If the Commencement date does not occur by the [***] of the Effective Date, thereafter either Party may terminate this Agreement at any time before the Commencement Date by giving written notice of termination to the other Party.

          (F) In the event that the Commencement Date occurs, but the FCC's grant of the De facto Transfer Authorization is subsequently rescinded and such rescission has become a Final Order, this Agreement shall be deemed terminated on the date specified as the required termination date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

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          (G) In the event of an FCC Final Order denying any application to allow the continuation or renewal of the De facto Transfer Authorization for a portion of the Term, this Agreement shall be deemed terminated on the date specified as the required termination date by any order in that proceeding (as that date may have been extended by stay or otherwise) or, in the absence of such specified date, the effective date of the last decision in that proceeding.

          (H) The Parties will notify the FCC of the termination of this Agreement with respect to the FCC License or any of the Channels within ten (10) calendar days following the termination.

          (I) Except as expressly set forth in this Agreement, upon the expiration or termination of this Agreement, each Party will pay its own fees and expenses related to this Agreement and the transactions contemplated herein, and the Parties will have no further liability to each other except by reason of any breach of this Agreement occurring prior to the date of expiration or termination or after such expiration or termination if the breach is of a provision that by its terms survives such expiration or termination. Any termination or expiration of this Agreement, regardless of cause, will not release either Licensee or Clearwire from any liability arising from any breach or violation by that Party of the terms of this Agreement prior to the expiration or termination. The general and procedural provisions of this Agreement, which may be relevant to enforcing the obligations or duties of the Parties, as well as any other provisions that by their terms obligate either party following expiration or termination, will survive the expiration or termination of this Agreement until the obligations or duties are performed or discharged in full.

          (J) The Parties recognize that, in the event that a Party fails or refuses to perform any provisions of this Agreement, monetary damages alone will not be adequate. The non-defaulting Party shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. Except as expressly set forth in this Agreement no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Except as expressly set forth in this Agreement, the election of any one or more remedies by a Party shall not constitute a waiver of the right to pursue other available remedies at any time.

12.  EXPENSES AND REVENUES

          All subsequent documents appended to this Agreement, and any FCC activity or activity to preserve, obtain or renew licenses shall be reimbursed by Clearwire, provided that (and except as specified otherwise in this Agreement) expenses in excess of $1,000 are approved as to reasonableness by Clearwire in advance, such approval not to be unreasonably withheld, conditioned or delayed; and provided further that Licensee shall not be required to take any action for which Licensee may request expense reimbursement from Clearwire until the Parties have reached agreement on reimbursement of expenses of Licensee related to such action in excess of $1,000. Except as otherwise provided in this Agreement, each Party will pay its own expenses incident to any amendments or modifications to the Agreement, including, but not limited to, all fees and expenses of their respective legal counsel and any engineering and


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accounting expenses. Licensee is entitled to none of the revenue generated from the use of the Clearwire Capacity, but only the royalties provided for in this Agreement.

13.  COMPETITION

     During the Term of this Agreement, Licensee shall not, either itself or with a third party other than Clearwire, engage in any commercial or for-profit activities utilizing any of the Channels that directly compete with Clearwire or its affiliates; provided, however, that any relationship between Licensee and any Permitted End User relating to the use by such Permitted End User of Advanced Wireless Services shall not be deemed to be in violation of the foregoing restriction. During the Term of this Agreement, and except as contemplated herein, Licensee shall not lease, sublease, pledge, encumber or otherwise permit or grant any current rights with respect to use of the Channels, in whole or in part. Without limiting the foregoing, Licensee shall not resell or otherwise provide services to any end user that is not a Permitted End User.

14.  CONFIDENTIALITY AND NON-DISCLOSURE

          (A) CONFIDENTIALITY OF THE TERMS OF THIS AGREEMENT. The terms of this Agreement that are not otherwise required to be disclosed to the FCC in support of the De facto Transfer Application, requests for renewal thereof or notices submitted to the FCC, or as required to be disclosed in filings with the Securities and Exchange Commission or state securities agencies, will be kept strictly confidential by the Parties and their agents, which confidentiality obligation will survive the termination or expiration of this Agreement for a period of two (2) years. The Parties may make disclosures as required by law, and to employees, shareholders, agents, attorneys and accountants (collectively, "AGENTS") as required to perform obligations under the Agreement, provided, however, that the Parties will cause all Agents to honor the provisions of this section. In addition, either Party may disclose this Agreement to its Affiliates, strategic partners, actual or potential investors, lenders, acquirers, merger partners, and others whom it deems in good faith to have a need to know such information for purposes of pursuing a transaction or business relationship with it, so long as it secures an enforceable obligation from such third party to limit the use and disclosure of this Agreement as provided herein. The Parties will submit a confidentiality request to the FCC in the event the FCC seeks from the Parties a copy of this Agreement or any other confidential information regarding its terms.

          (B) NON-DISCLOSURE OF SHARED INFORMATION. As used herein, the term "Confidential Information" shall mean all non-public information disclosed hereunder, whether written or oral, that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, is plainly confidential or by the Parties' practices should be understood to be confidential. The term Confidential Information does not include information which: (1) has been or becomes published or is now, or in the future, in the public domain without breach of this Agreement or breach of a similar agreement by a third party; (2) prior to disclosure hereunder, is property within the legitimate possession of the receiving

Party; (3) is lawfully received from a third party having rights therein without restriction of third party's or the receiving Parry's rights to disseminate the information and without notice of any restriction against its further disclosure; or (4) is independently developed by the receiving Party through persons who have not had, either directly or indirectly, access to or knowledge of such Confidential Information. During the Term, the Parties may supply and/or disclose to each other Confidential Information relating to the business of the other Party. Each item of Confidential Information will be kept confidential by the Parties during the Term and for a period of three (3) years thereafter, but may be disclosed in the enforcement or seeking of damages with respect to a Party's rights under this Agreement. The receiving Party will be responsible for any improper use of the Confidential Information by it or any of its Agents. Without the prior written consent of the disclosing Party, the receiving Party will not disclose to any entity or person the Confidential Information, or the fact that the Confidential Information has been made available to it, except for disclosures required by law, disclosures authorized by the Party owning the Confidential Information and disclosures made in the context of the enforcement or seeking of damages with respect to a Party's rights under this Agreement. Each person to whom Confidential Information is disclosed must be advised of its confidential nature and must agree to abide by the terms of this section.

15.  ASSUMPTION OF LIABILITIES

     Neither Party is assuming or will be responsible for any of the other's liabilities or obligations (including but not limited to customer obligations) except as required by the FCC or this Agreement.

16.  FCC-MANDATED OBLIGATIONS

          (A) Licensee and Clearwire are familiar with the FCC Rules affecting secondary markets for spectrum and the provision of EBS, the Communications Act of 1934, as amended ("COMMUNICATIONS ACT"), the Code of Federal Regulations, and all other applicable FCC Rules, and agree to comply with all such laws and regulations.

          (B) Effective on the Commencement Date, Clearwire assumes primary responsibility for complying with the Communications Act, and any FCC Rules that apply to the Channels and FCC License, and this Agreement may be revoked, cancelled or terminated, in accordance with Section 11, by Licensee or by the FCC if Clearwire materially fails to comply with applicable laws and regulations.

          (C) Neither Licensee nor Clearwire will represent itself as the legal representative of the other before the FCC or any party, but will cooperate with each other consistent with this Agreement with respect to FCC matters concerning the Licenses and the Channels.

          (D) If the FCC License is revoked, cancelled, terminated or otherwise ceases to be in effect, Clearwire will have no continuing authority or right to use the Channels unless otherwise authorized by the FCC.

          (E) This Agreement is not an assignment, sale or transfer of the FCC License itself.

          (F) This Agreement will not be assigned to any entity that is ineligible or unqualified to enter into a use agreement for the Channels under the FCC Rules.

          (G) Licensee will not consent to an assignment, subassignment or sublicensing of this secondary market arrangement unless such assignment, subassignment or sublicensing complies with applicable FCC Rules and this Agreement.

          (H) Licensee and Clearwire must each retain a copy of this Agreement and make it available upon request by the FCC, in accordance with the confidentiality provisions in Section 14.

17.  LICENSEE'S AUTHORIZATIONS

     Licensee shall maintain all necessary qualifications to hold and to obtain renewal in the ordinary course of the FCC License subject to Clearwire's obligations under this Agreement, including, without limitation, Clearwire's obligation to cause Licensee's FCC License to timely meet the substantial service requirement, as such qualifications may be amended or modified from time to time (individually an "FCC QUALIFICATION" and collectively referred to as the "FCC QUALIFICATIONS"), and shall not knowingly or negligently take any action, or fail to take any action, which action or failure to act creates a material risk that Licensee shall lose any FCC Qualification; provided, that in the event that the FCC or any other legal authority shall at any time specify new or different qualifications or conditions for the maintenance of any FCC Qualification or shall issue a pronouncement offering a new interpretation of a FCC Qualification, Clearwire shall reimburse on demand Licensee's reasonable expenses of taking such action as are required for Licensee to bring itself and its operations into compliance with such new or different qualifications or conditions and maintaining such compliance; provided, further, that it shall not be deemed a breach of this sentence if Licensee loses a FCC Qualification as a result, in whole or in part, of an act or omission of Clearwire or any failure of Clearwire to perform its obligations under this Agreement. If, at any time, Licensee fails, or it appears to Licensee more likely than not that it will fail, to maintain any one or more of its FCC Qualifications with respect to the License, Licensee shall give written notice to Clearwire within five (5) days after Licensee becomes actually aware that (i) it no longer maintains such FCC Qualifications or (ii) with the passage of time or upon the occurrence of a future event it will no longer maintain such FCC Qualifications (referred to as a "DISQUALIFICATION EVENT"). Licensee shall cooperate with reasonable requests of Clearwire made from time to time for the purpose of verifying, at Clearwire' expense, that Licensee maintains its FCC Qualifications. Upon the occurrence of a Disqualification Event, Licensee shall, at Clearwire's expense, promptly undertake all reasonable actions to obtain, to the extent permitted by applicable law, a waiver from the FCC regarding the circumstances giving rise to such Disqualification Event or to cure the circumstances giving rise to such Disqualification Event.

18.  MUTUAL REPRESENTATIONS AND WARRANTIES

          (A) BY LICENSEE TO CLEARWIRE. Licensee hereby represents and warrants to Clearwire that:

               (i) Organization and Good Standing. It is a nonprofit corporation duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. It is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Licensee, taken as a whole, other than changes affecting the broadband wireless business generally ("LICENSEE MATERIAL ADVERSE EFFECT").

               (ii) Authorization of Agreement. It has all requisite corporate power and authority to enter into, deliver and carry out the transactions contemplated by this Agreement This Agreement has been duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery by the other Parties hereto) this Agreement constitutes the legal, valid and binding obligations of Licensee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (iii) No Conflict. Except as set forth on the disclosure schedule attached hereto by Licensee (the "LICENSEE SCHEDULE"):

                    A. Neither the execution and delivery by Licensee of this Agreement, nor compliance by Licensee with any of the provisions hereof will (i) conflict with, or result in the breach of, any provision of Licensee's certificate or articles of incorporation or bylaws, (ii) conflict with, violate, result in the breach of, constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Licensee is a party or by which Licensee or any of its properties or assets is bound or (iii) violate any statute, rule, regulation, order or decree of any Federal, state or local government, or any governmental, regulatory, legislative, executive, or administrative authority, agency or commission, or any court, tribunal, or judicial body ("GOVERNMENT AGENCY") by which Licensee is bound, except in the cases of clauses (ii) and (iii) for such conflicts, violations, breaches, accelerations or defaults as would not, individually or in the aggregate, have a Licensee Material Adverse Effect.

                    B. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or Government Agency is required on the part of Licensee in connection with the execution and delivery of this Agreement or the compliance by Licensee with any of the provisions hereof, except as contemplated herein.

               (iv) FCC Licenses. Except as set forth on the disclosure schedule attached hereto by Licensee (the "LICENSEE SCHEDULE"):

                    A. To the best knowledge of Licensee, all information set forth in Schedule A regarding the License is complete and accurate in all material respects, although Licensee makes no representation as to the MHzPops associated with the License. Licensee holds the License free and clear of all any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever except for liens for taxes not then due and payable and generally applicable FCC-imposed restrictions ("Liens").

                    B. Licensee is authorized, by final order, to hold the FCC License, subject to any pending renewal application listed on the Licensee Schedule.

                    C. To the best knowledge of Licensee, the Licensee Schedule sets forth a true list of interference consents that have been granted by Licensee with respect to any FCC Licenses and that are germane under the two-way rules and would have a material impact on the use of the Channels (excluding routine consents customary in the industry).

               (v) Litigation. Except as set forth in the Licensee Schedule and other than proceedings of general applicability and those related to market transitions, there is no action, suit, litigation, arbitration proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving any court or other Government Agency or any arbitrator or arbitration panel now in progress or pending or, to the knowledge of Licensee, threatened against Licensee or the assets (including the intellectual property rights) or the business of Licensee, nor to the knowledge of Licensee, does there exist any basis therefore, except for immaterial claims brought against Licensee in the ordinary course of business. Other than orders issued in licensing proceedings which contain no continuing requirements or continuing unusual conditions and Orders which are set forth on the Licensee Schedule, Licensee is not subject to any order, writ, judgment, injunction, decree, stipulation, determination, or award entered by or with any Government Agency.

               (vi) Compliance with Laws; Permits. To the best knowledge of the Licensee where and during the time access to the Channels currently subject to the FCC License has been governed by a third party agreement (and assuming that the third party agreement and normal conduct by parties pursuant to this type of agreement comply in all material respects with the Communications Act and FCC Rules) and except as provided in the Licensee Schedule, Licensee (a) has complied in all respects with all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business with the Channels other than where noncompliance would not reasonably be expected to have a Licensee Material Adverse Effect and (b) has all federal, state, and local governmental permits, authorizations, approvals, licenses, certificates and consents ("PERMITS") necessary in the conduct of its business as currently conducted with the Channels and to own and use its assets used with the Channels in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Licensee Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Licensee, threatened to revoke or limit any such Permit.

               (vii) Brokers. Neither Licensee nor any of its directors, officers, employees, or representatives has employed any broker or finder in connection with this Agreement.

               (viii) Knowledge. Any representation, warranty, covenant, obligation, or part thereof that states that it is made to the best knowledge of Licensee is made to its best knowledge after commercially reasonable investigation and includes all facts which it knew or should have known as a result of such investigation, including the best knowledge of Licensee's executive officers and legal counsel after commercially reasonable investigation.

          (B) BY CLEARWIRE TO LICENSEE. Clearwire hereby represents and warrants to Licensee that:

               (i) Organization and Good Standing. Clearwire is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada. Each has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to carry on its business as now conducted. Clearwire is duly qualified or authorized to do business as a foreign organization and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing does not have and would not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of Clearwire, taken as a whole, other than changes affecting the broadband wireless business generally ("CLEARWIRE MATERIAL ADVERSE EFFECT").

               (ii) Authorization of Agreement. Clearwire has all requisite corporate or limited liability company power and authority (i) to enter into, deliver and carry out this Agreement, and (ii) to enter into and deliver all documents required or necessary to be executed by it in connection with the consummation of this Agreement. This Agreement (assuming the due authorization, execution and delivery by Licensee) constitutes the legal, valid and binding obligations of Clearwire, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (iii) No Conflict. Neither of the execution and delivery by Clearwire of this Agreement, nor the compliance by Clearwire with any of the provisions hereof will (i) conflict with, or result in the breach of, any provision of the certificate of limited liability company or operating agreement of Clearwire, (ii) conflict with, violate, result in the breach of, or constitute (with or without due notice, lapse of time or both) a default under, result in the acceleration of, create in any party the rights to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any note, bond, mortgage, indenture, license, agreement or other obligation to which Clearwire is a party or by which Clearwire or any of its respective properties or assets are bound or (iii) violate any statute, rule, regulation, order or decree of any Government Agency by which Clearwire is bound, except, in the case of clauses (ii) and
     (iii), for such conflicts, violations, breaches, accelerations or defaults as would not, individually or in the aggregate, have a Clearwire Material Adverse Effect.

               (iv) Consents. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or Government Agency is required on the part of Clearwire in connection with the execution and delivery of this Agreement or the compliance by Clearwire with any of the provisions hereof.

               (v) Litigation. Except as would not reasonably be expected to have a materially adverse effect on the ability of Clearwire to execute, deliver and perform this Agreement, (a) there is no Proceeding now in progress or pending or, to the knowledge of Clearwire, threatened against Clearwire or the assets or the business of Clearwire and (b) neither Clearwire is not subject to any order, writ, injunction or decree of any court or other Government Agency other than orders issued in licensing proceedings.

               (vi) Compliance with Laws; Permits. Clearwire (a) has complied in all respects with all federal, state, and local laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it and its business other than where noncompliance would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect and (b) has all federal, state, and local governmental Permits necessary in the conduct of its business as currently conducted and to own and use its assets in the manner in which such assets are currently owned and used other than where the failure to possess such Permits would not, individually or in the aggregate, reasonably be expected to have a Clearwire Material Adverse Effect, such Permits are in full force and effect, and no violations have been recorded in respect of any such Permit, and no proceeding is pending or, to the best knowledge of Clearwire, threatened to revoke or limit any such Permit.

               (vii) Brokers. Neither Clearwire nor any of its directors, officers, employees or representatives has employed any broker or finder in connection with this Agreement.

19.  INDEMNIFICATION

          (A) Licensee shall indemnify Clearwire, its Affiliates, and each of their respective stockholders, directors, officers, employees, agents, successors and assigns (collectively, the "CLEARWIRE INDEMNIFIED PARTIES") and hold each of the Clearwire Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) the failure of any representation or warranty of Licensee set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of Licensee pursuant to this Agreement, to be true and correct as of the dates made; or

               (ii) the breach of any covenant or other agreement on the part of the Licensee under this Agreement; or

               (iii) any Claim brought or threatened against Clearwire by a third party claiming one or more rights with respect to Clearwire, or by virtue of Clearwire entering into this Agreement, an alleged breach of a contractual right of first refusal ("ROFR") commitment or negotiation commitment of Licensee.

          (B) Clearwire shall indemnify the Licensee, its Affiliates, and each of their respective, agents, successors and assigns (collectively, the "LICENSEE INDEMNIFIED PARTIES") and hold each of the Licensee Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

               (i) the failure of any representation or warranty of Clearwire set forth herein, or any representation or warranty contained in any certificate delivered by or on behalf of Clearwire pursuant to this Agreement, to be true and correct as of the dates made;

               (ii) the breach of any covenant or other agreement on the part of Clearwire under this Agreement;

               (iii) the operation of equipment by, the provision of service by or otherwise related to the activities of Clearwire, any of its Affiliates or any of its sublicensees or resellers including, without limitation, damage to health; or

               (iv) any forfeitures or fines levied by the FCC against Licensee, or loss or impairment of the FCC License, arising from Clearwire's act or omission.

          (C) DETERMINATION OF DAMAGES. As used herein, "DAMAGES" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description, contingent or otherwise. For purposes of the above, the amount of Damages in respect of any breach of a representation or warranty shall be determined without regard to any limitation or qualification as to materiality set forth in such representation or warranty. As used in this Agreement, "PERSON," whether or not such term is capitalized, means any individual, partnership, firm, corporation, limited liability licensee(s), association, trust, unincorporated organization, or other entity.

          (D) INDEMNIFICATION PROCEDURES.

               (i) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under this Section 19 (each, a "CLAIM"), the indemnified party shall reasonably and promptly cause written notice (a "CLAIM NOTICE") of the assertion of such Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The indemnifying party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within five (5) days of delivery of the Claim Notice (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Damages under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if, so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

               (ii) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter.

               (iii) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

               (E) SURVIVAL. Each Party's obligations under this section will survive the expiration or termination of this Agreement.

20.  MISCELLANEOUS

          (A) LAWS, RULES AND REGULATIONS. This Agreement is subject to all laws, rules, regulations and ordinances relative to, among other things, the subject matter addressed in this Agreement.

          (B) FORCE MAJEURE. Other than the failure to pay money when required, neither Party will be liable for any nonperformance under this Agreement due to causes beyond its reasonable control that could not have been reasonably anticipated by the non-performing Party and that cannot be reasonably avoided or overcome; provided that the non-performing party gives the other Party prompt written notice of such cause, and in any event, within fifteen (15) calendar days of its discovery.

          (C) INDEPENDENT PARTIES. None of the provisions of this Agreement will be deemed to constitute a partnership, joint venture, or any other such relationship between the Parties, and neither Clearwire nor Licensee will have any authority to bind the other in any manner. Neither Party will have or hold itself out as having any right, authority or agency to act on behalf of the other Party in any capacity or in any manner, except as may be specifically authorized in this Agreement.

          (D) DISPUTE RESOLUTION.

               (i) General. The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the dispute resolution procedures set forth in this Section 20(d) (the "DISPUTE RESOLUTION PROCEDURES") as their sole means of adjudication with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

               (ii) Dispute Notice. At the written request of any Party (a "DISPUTE NOTICE"), the Parties to the dispute will within seven business days of the Dispute Notice, appoint knowledgeable, responsible representatives to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The Parties intend that these negotiations be conducted by business representatives, including at least one senior executive of each Party to the dispute. The representatives shall meet and confer, in person or by teleconference, not later than such seventh business day after the date of the Dispute Notice. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives; provided that, the duration shall not exceed 45 days from the date of the Dispute Notice (an "ACTION DATE") unless extended by mutual written agreement of the Parties setting forth a new Action Date. The Dispute Notice and any extension shall specify the Action Date. The Dispute Notice shall set forth the nature of the dispute, in reasonable detail. Discussion and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, and shall not be admissible in the arbitration described below. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration. If the Parties are unable to resolve any disputes arising under or relating to this Agreement (each a "DISPUTE") using the process described in this Section 20(d) within the time period provided, including without limitation disputes regarding a breach or default under this Agreement, the Parties shall arbitrate such dispute pursuant to the arbitration provisions set forth in Section 20(d)(iii).

               (iii) Arbitration. Any Dispute that has not be resolved within the time period provided for in Section 20(d)(ii) shall be resolved by a panel of three Arbitrators. The Dispute Notice shall automatically serve as a written notice of a request to submit the Dispute for arbitration if there has not been a resolution of the Dispute by the Action Date, and the Parties agree to submit the Dispute to a panel of three arbitrators who shall be appointed within 30 days of the Action Date (the "SUBMISSION PERIOD"). During the Submission Period, the Parties shall appoint the arbitrators in accordance with the Commercial Arbitration Rules (then in effect) of the American Arbitration Association ("AAA"), as modified below. No punitive damages (or any other amount awarded for the purpose of imposing a penalty) will be awarded for a breach of this Agreement.

               (iv) During the Submission Period, the Parties may submit a request for discovery to the arbitrators, who shall determine whether the scope of the requested discovery is appropriate or useful for the resolution of the Dispute and order the discovery in their discretion; provided that such discovery process shall be concluded not later than 30 days following the submission date (the "DISCOVERY CLOSE DATE").

               (v) The arbitration hearing shall be fixed by the arbitrators to be not sooner than 20 days nor later than 45 days after the Discovery Close Date (the "HEARING DATE"). The hearing shall be located at a neutral site as mutually agreed by the Parties, or if the Parties cannot so agree, then the location of the arbitration shall be Washington, D.C. The Federal Rules of Evidence shall apply to the arbitration hearing. The Party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. Each Party shall bear the burden of persuasion with respect to its proposal for resolution of the matter. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The arbitrators will have no power or authority, pursuant to the rules of the AAA or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including without limitation the provisions of this Section.

               (vi) Each Party shall be permitted to submit a pre-hearing brief not to exceed 25 pages and such technical supporting material as is necessary or useful, to be submitted to the arbitrators and the other Party not later than 5 days before the Hearing Date, and each Party may issue a response thereto not later than 2 days before the Hearing Date. Following the arbitration hearing, each Party shall be permitted to submit a post-hearing brief not to exceed 25 pages within 5 days following the Hearing Date and a reply brief within 2 days thereafter (the "PLEADING CLOSE DATE"). Should an arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section, the arbitrator shall be replaced pursuant to the rules of the AAA. If an arbitrator is replaced after the arbitration hearing has commenced, then a rehearing shall take place in accordance with this Section and the rules of the AAA.

               (vii) Within fifteen (15) days after the Pleading Close Date, the arbitrators will prepare and distribute to the Parties a writing setting forth the arbitration panel's reasons for its determination. The findings and conclusions and the award, if any, shall be deemed to be confidential information of the Parties. Neither Party may disclose such information to any third party other than their professional advisors or as required by law or regulations, except in connection with an action to enforce the award.

               (viii) The Arbitrators are instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The arbitrators are authorized to issue monetary sanctions against either Party if, upon a showing of good cause, such Party is unreasonably delaying the proceeding.

               (ix) Any award rendered by the arbitrators will be final, conclusive, and binding upon the Parties and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

               (x) The non-prevailing Party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative fee of the AAA, and the expenses, including without limitation, reasonable attorneys' fees and costs, and expert and witness fees and costs, incurred by the other Party to the arbitration. In the case of a decision that partially favors each Party, expenses shall be paid as determined by the arbitrators. In connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the arbitrators, the prevailing Party in such a proceeding shall be entitled to recover reasonable attorney's fees and expenses incurred in connection with such proceedings, in addition to any other relief to which it may be entitled.

               (xi) Notwithstanding anything to the contrary, neither Party shall have any obligation to arbitrate claims for injunctive relief, specific performance, or other equitable relief or for the use or unauthorized disclosure of confidential information, as to which either Party shall be entitled to seek and obtain relief from a court of competent jurisdiction; provided that, any and all claims for damages shall remain subject to arbitration.

          (E) NOTICES.

All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight courier, or mailed by certified mail, return receipt requested, to the Parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a Party may have specified by notice given to the other Party pursuant to this provision):

               (i)  CLEARWIRE:

                    Clearwire Spectrum Holdings II LLC
                    5808 Lake Washington Blvd. N.E.
                    Suite 300
                    Kirkland WA 98033
                    Attn: [***]
                    Fax: [***]

                    With a Copy to:

                    Clearwire Spectrum Holdings II LLC
                    5808 Lake Washington Blvd. N.E.
                    Suite 300
                    Kirkland WA 98033
                    Attn: [***]
                    Fax: [***]

                    Davis Wright Tremaine, LLP
                    2600 Century Square
                    1501 Fourth Avenue
                    Seattle, WA 98101
                    Attn: [***]
                    Fax: [***]

                    LICENSEE

                    Hispanic Information and Telecommunications Network, Inc. 63 Flushing Avenue
                    Unit 281
                    Brooklyn, New York 11205
                    Telecopy: [***]
                    Telephone: [***]
                    Attention: [***]

                    With a copy to:

                    Day, Berry & Howard LLP
                    875 Third Avenue
                    New York, NY 10022
                    Attention: [***]
                    Fax: [***]

                    And a copy to:

                    RJGLaw LLC
                    1010 Wayne Avenue, Suite 950

[*** Confidential Treatment Requested]

                    Silver Spring, MD 20910
                    Attention: [***]
                    FAX: [***]

     Either Party may change its addresses for receipt of notice or payment by giving notice of such change to the other Party as provided in this Section.

          (F) APPLICABLE LAW. The validity, construction and performance of this Agreement will be governed by and construed in accordance with the laws of the State of New York.

          (G) SEVERABILITY. If any provision of this Agreement is found to be illegal, invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired, unless continued enforcement of the provision frustrates the intent of the Parties. To the extent that the Parties or the FCC determine that the provisions of this Agreement are not adequate to enable Licensee to comply with the regulatory requirements associated with the FCC License, the Parties will amend these provisions to ensure that the Licensee is in compliance with its FCC obligations with respect to the FCC License. The Parties believe that the provisions of this Agreement comply with all current FCC Rules, and shall express that belief to regulatory agencies and the general public.

          (H) BEST EFFORTS. The Parties acknowledge that there will be many changes in the course of the Term, in technology, capabilities, and regulatory environment among other areas, and agree to act in a cooperative manner to preserve the intentions of the relationships reflected in the Agreements to their mutual advantage and to use their commercially reasonable best efforts to maintain that mutual advantage.

          (I) NO WAIVER. No delay or failure by either Party in exercising any right under this Agreement, and no partial or single exercise of that right, will constitute a waiver of that or any other right. Failure to enforce any right under this Agreement will not be deemed a waiver of future enforcement of that or any other right.

          (J) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument. Signatures transmitted by facsimile will be effective to create such counterparts.

          (K) HEADINGS. The headings and captions used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

          (L) CONSTRUCTION. The Parties and their respective counsel have negotiated this Agreement. This Agreement will be interpreted in accordance with its terms and without any strict construction in favor of or against either Party based on draftsmanship of the Agreement or otherwise.

[*** Confidential Treatment Requested]

          (M) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter addressed, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, between the Parties or any of their affiliates regarding this subject matter. No amendment to or modification of this Agreement will be binding unless in writing and signed by a duly authorized representative of each of the Parties.

          (N) COOPERATION. The Parties will take such further action and execute such further assurances, documents and certificates as either Party may reasonably request to effectuate the purposes of this Agreement.

          (O) INSURANCE.

               (i) Clearwire shall maintain and shall cause each Service Entity to maintain insurance coverage, and on all certificates for coverage under general liability, automobile liability, employer's liability, worker's compensation, and any other coverages required under local law, shall: (i) name Licensee as an "Additional Insured" on the liability policies, including without limitation, as an insured with respect to third-party claims or actions made or brought directly against Licensee or against Licensee, Clearwire and/or such Service Entity as co-defendants and arising out of or in connection with this Agreement or operations; (ii) be written as a primary policy not contributing with any other coverage which Licensee may carry for the acts and omissions of Clearwire or such Service Entity and for whom Clearwire or such Service Entity is responsible; and (iii) stipulate that Licensee shall receive thirty (30) days' prior written notice of any cancellation in coverage; provided that such cancellation shall not relieve Clearwire of its continuing obligation to maintain or to cause each such Service Entity to maintain insurance coverages in accordance with this Section.

               (ii) Clearwire shall maintain and shall cause each Service Entity to maintain with reputable insurers having a Best Rating of A or better:

                    A. Commercial general liability insurance with at least $2,000,000 combined single limit bodily injury and property damage limits written on an occurrence basis.

                    B. Full statutory coverage for Workers' Compensation and Employers Liability with limits as required by law. These policies will contain waivers of the insurer's subrogation rights against Licensee where permitted by law.

                    C. Errors and omissions or professional liability coverage with a limit of at least $1,000,000 per each claim and $1,000,000 annual aggregate. If Clearwire obtains a claims-made policy, Clearwire shall maintain continuous coverage in effect at least three (3) years beyond the expiration or termination of this Agreement through continuous renewal of the same policy or purchase of extended discovery period or retroactive insurance dated back to at least the date of the beginning of this Agreement. This coverage should include infringement of copyright, trademark, title or slogan, piracy, plagiarism or unauthorized use of materials. Clearwire may self-insure this provision as long as Clearwire maintains a minimum net worth of at least $100 million.

                    D. All risk property insurance policy coverage in amounts adequate to cover Licensee's property in Clearwire's care, custody and control.

               (iii) Clearwire shall furnish Licensee with certificates of insurance evidencing all of the insurance referred to herein (including renewals of insurance). Clearwire's obligations under this Section shall in no way affect or limit the indemnification, remedy, or warranty provisions set forth in this Agreement.

          (P) PUBLICITY. No public release, announcement or other form of publicity concerning this Agreement or the transactions described in this Agreement, shall be issued by either Party without the prior consent of the other Party, except as such release or announcement may be required by law, regulation or the rules or regulations of any securities exchange, in which case the Party required to make the release or announcement shall, to the extent possible, allow the other Party reasonable time to comment on such release or announcement in advance of such issuance. The Parties shall use reasonable efforts to consult in good faith with each other with a view to agreeing upon any press release or public announcement relating to the transactions contemplated hereby prior to the consummation thereof.

                  [remainder of page intentionally left blank]

AGREED TO:

CLEARWIRE SPECTRUM HOLDINGS II LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


HISPANIC INFORMATION AND
TELECOMMUNICATIONS NETWORK, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

ATTACHMENTS:

Licensee Schedule

                                LICENSE SCHEDULE

                                   SCHEDULE A

                                   SCHEDULE B

                                   EXHIBIT III

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is made as of the 4th day of October, 2006, between Hispanic Information and Telecommunications Network, Inc. (the "Pledgor"), and Clearwire Corporation, a Delaware corporation (the "Pledgee").

                                    RECITALS

     A. The Pledgee is paying the Pledgor [***] pursuant to the terms of the Master Royalty and Use Agreement among the Pledgor and Clearwire Spectrum Holdings II LLC ("Operator"), a subsidiary of the Pledgee, dated as of the date of this Agreement (as amended, restated, modified, renewed, supplemented or extended from time to time, the "MRUA"). This payment will be available for application against upfront royalties for Initial Spectrum Capacity and Future Spectrum Capacity offered by the Pledgor to Operator from time to time

     B. The parties are entering into this Agreement for the purpose of the Pledgor granting security interests to the Pledgee to secure the obligation of the Pledgor to repay the Prepaid Royalties Balance as defined in the MRUA.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees as follows:

                                    AGREEMENT

     1.   DEFINITIONS; INTERPRETATION.

          (A) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

          "Governmental Authority" means the government of the United States or any state or any foreign country or any political subdivision of any thereof or any branch, department, agency, instrumentality, court, tribunal or regulatory authority which constitutes a part or exercises any sovereign power of any of the foregoing.

          "Lien" means, for any person, any security interest, pledge, mortgage, charge, assignment, hypothecation, encumbrance, attachment, garnishment, execution or other voluntary or involuntary lien upon or affecting the revenues of such person or any real or personal property in which such person has or hereafter acquires any interest.

          "Pledged Collateral" has the meaning specified in Section 2.

          "Secured Obligations" means:

          (i) the obligation of the Pledgor to repay in full the Prepaid Royalties Balance as provided in the MRUA and all fees, costs, and expenses incurred by the Pledgee in connection therewith if not repaid in accordance with the terms of the MRUA;

[*** Confidential Treatment Requested]


PAGE 1 - PLEDGE AGREEMENT

          (ii) all obligations of the Pledgor to pay or reimburse the Pledgee or any affiliate of the Pledgee for all expenses including, without limitation, attorneys' fees incurred by the Pledgee or any affiliate of the Pledgee in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement, including, without limitation, all such costs and expenses incurred during any "workout" or restructuring in respect of the MRUA and during any legal proceeding, including, without limitation, any proceeding under any applicable bankruptcy, insolvency or other similar debtor relief laws; and

          (iii) all interest and fees on any of the foregoing, whether accruing prior to or after the commencement by or against the Pledgor of any proceeding under any applicable bankruptcy, insolvency or other similar debtor relief laws naming the Pledgor as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Washington; provided, however, in the event that any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Washington, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof as they relate to such Pledged Collateral.

          (B) TERMS DEFINED IN UCC. Terms used in this Agreement that are defined in the UCC have the meanings given to them in the UCC.

          (C) TERMS DEFINED IN THE MRUA. Terms used in this Agreement that are defined in the MRUA have the meanings given to them in the MRUA.

     2. PLEDGE AND GRANT OF SECURITY INTEREST. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Pledgor hereby pledges, assigns, transfers, hypothecates and sets over to the Pledgee, its successors and assigns, and grants to the Pledgee, its successors and assigns, a security interest in all of the Pledgor's right, title and interest in, to and under the following, whether now existing or owned or hereafter acquired or arising (collectively, the "Pledged Collateral"):

          (A) PLEDGED SHARES. Not less than 2,833,334 shares of Class A Common Stock of Clearwire Corporation, as the number of such Shares may be reduced from time to time as provided in this Agreement (the "Shares"). The number of Shares pledged at any time shall have a value equal to, or greater than, the amount of the Prepaid Royalties Balance. As the Prepaid Royalties Balance decreases, Shares shall be released from the pledge established by this Agreement, provided, however, that Clearwire shall not be required to release Shares more than once per month. Shares shall be valued for all purposes under this Agreement at $6.00 per share; and

          (B) ADDITIONAL INTERESTS, ETC. All certificates, instruments or other writings representing or evidencing the Pledged Collateral.

          (C) CASH PROCEEDS. All cash and non-cash proceeds of the Pledged Collateral, however and whenever acquired and in whatever form (except for proceeds of a sale of Pledged


PAGE 2 - PLEDGE AGREEMENT

Collateral that has been released by the Pledgee pursuant to Section 2(a)). Nothing in this Section 2(c) shall be deemed to imply that the Pledgor is permitted to sell, transfer or otherwise dispose of the Pledged Collateral, except for Pledged Collateral that has been released by the Pledgee pursuant to
Section 2(a).

     3. DELIVERY OF THE PLEDGED SHARES; CONTINUING SECURITY INTEREST. The Pledgor hereby agrees that:

          (A) DELIVERY OF CERTIFICATES. The Pledgor shall deliver to the Pledgee all certificates, instruments or other writings representing or evidencing Pledged Shares. All such certificates shall be delivered (i) simultaneously with or prior to the execution and delivery of this Agreement, and (ii) in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment satisfactory to the Pledgee.

          (B) ADDITIONAL PLEDGED COLLATERAL. If the Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including any certificate representing a non-cash dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of membership or equity interests, spin-off or split-off, promissory notes or other instrument; (ii) warrant, option or other right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) distributions of securities or other equity interests, then the Pledgor shall forthwith deliver all of the foregoing to the Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received, together with duly executed instruments of transfer or assignment satisfactory to the Pledgee, as further collateral security for the Secured Obligations ("Additional Pledged Collateral").

          (C) CONTINUING SECURITY INTEREST. The Pledgor acknowledges and agrees that the security interest of the Pledgee in the Pledged Collateral constitutes continuing collateral security for all of the Secured Obligations.

     4. FINANCING STATEMENTS. The Pledgor hereby irrevocably authorizes the Pledgee at any time and from time to time to file in any relevant jurisdiction any initial financing statements and amendments thereto that contain the information required by Article 9 of the UCC or other applicable law of each applicable jurisdiction for the filing of any financing statement or amendment in order to perfect and protect the security interest of the Pledgee in the Pledged Collateral.

     5. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor represents and warrants to the Pledgee that:

          (A) OWNERSHIP AND AUTHORITY. The Pledgor is the sole legal and beneficial owner of the Pledged Collateral and has the right, power and authority to pledge, assign, transfer, hypothecate and set over to the Pledgee and grant to the Pledgee a security interest in such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement.


PAGE 3 - PLEDGE AGREEMENT

          (B) AUTHORIZATION OF PLEDGED SHARES. All of the Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive first-refusal or other similar rights of any person. All interests hereafter constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive, first-refusal or other similar rights of any person, except as may be provided under applicable law.

          (C) VALIDITY OF SECURITY INTEREST. This Agreement creates a valid security interest in favor of the Pledgee, its successors and assigns, in all of the Pledged Collateral. Upon the taking possession by the Pledgee of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral, the Pledgee will have a first priority perfected security interest in all certificated Pledged Shares and such certificates and instruments. Except as set forth in this subsection (c), no action is necessary to perfect or otherwise protect any security interest granted herein.

          (D) ABSENCE OF LIENS AND CLAIMS. Except for the security interest of the Pledgee created hereby, the Pledged Collateral is free and clear of any Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the UCC with respect to any of the Pledged Shares.

          (E) NO TRANSFER RESTRICTIONS. Except for restrictions imposed by this Agreement, and other agreements to which the Pledgee is a party, the Pledged Collateral is free of contractual restrictions that might prohibit, impair, delay or otherwise affect the pledge of any Pledged Collateral hereunder or the sale or disposition thereof pursuant hereto.

          (F) NO OTHER PLEDGED COLLATERAL. As of the date of this Agreement, no other party has possession of any certificates, instruments or other writings representing or evidencing the Pledged Shares or has any warrants, options or other rights entitling such party to acquire any interest in the Pledged Shares.

          (G) DELIVERY OF CERTIFICATES. The Pledgor has delivered or otherwise caused the transfer to the Pledgee of all certificates, instruments or other writings representing, evidencing or constituting Pledged Collateral. The Pledged Shares are not and shall not be represented or evidenced by any certificates, instruments or other writings other than those delivered hereunder.

          (H) MARGIN REGULATIONS. The pledge of the Pledged Shares pursuant to this Agreement does not violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. None of the Pledged Shares constitutes "margin stock" within the meaning of such term under Regulation U.

          (I) CONSENTS. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other person is required (i) for the pledge made by the Pledgor or for the granting of the security interest by the Pledgor pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Pledgee of the rights and remedies provided for in this Agreement.


PAGE 4 - PLEDGE AGREEMENT

          (J) POWER. The Pledgor has full power, authority and legal right to execute, deliver and perform this Agreement.

          (K) AUTHORIZATION. The execution, delivery and performance by the Pledgor of this Agreement have been duly authorized, do not require any approval or the consent of any third party, do not contravene any law, regulation, rule or order binding on it and do not contravene the provisions of or constitute a default under any material indenture, mortgage, contract or other agreement or instrument to which the Pledgor is a party or by which the Pledgor or any of its properties may be bound or affected.

          (L) GOVERNMENT APPROVALS, ETC. No approval, authorization or consent of, or filing or registration with the United States or any state thereof or any other Governmental Authority or any agency, court or regulatory authority which constitutes a part of any of the foregoing, is required for the making and performance by the Pledgor of this Agreement or in connection with any of the transactions contemplated hereby.

          (M) BINDING OBLIGATIONS, ETC. This Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligations of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, similar laws affecting creditors' rights generally or general principles of equity.

The foregoing representations and warranties shall survive the execution and delivery of this Agreement.

     6. COVENANTS. So long as any of the Secured Obligations shall remain unpaid or unsatisfied, the Pledgor shall:

          (A) DEFENSE OF PLEDGED COLLATERAL. At the Pledgor's own cost and expense, take any and all actions necessary to defend title to the Pledged Collateral against all persons and to defend the Pledgee's security interest in the Pledged Collateral and the priority thereof against any Lien.

          (B) DISPOSITION OF PLEDGED COLLATERAL. Not make or permit to be made any sale, transfer or other disposition of any of the Pledged Collateral or grant any option, warrant or other right or interest with respect to, any of the Pledged Collateral, except with the prior written consent of the Pledgee.

          (C) NO LIENS. Not make or permit to be made an assignment, pledge or hypothecation of any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral other than the security interest of the Pledgee created hereby.

          (D) COMPLIANCE WITH SECURITIES LAWS. File all reports and other information now or hereafter required to be filed by the Pledgor with the Securities and Exchange Commission (including any Governmental Authority succeeding to any of its principal functions, the "SEC") and any other state, federal or foreign agency in connection with the Pledgor's ownership of the Pledged Shares.


PAGE 5 - PLEDGE AGREEMENT

     7. FURTHER ASSURANCES. The Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Pledgee may from time to time request to better assure, preserve, protect and perfect the security interest of the Pledgee in the Pledged Collateral and the rights and remedies of the Pledgee hereunder, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of such security interest and the filing of any financing statements or other documents in connection herewith or therewith. Without limiting the generality of the foregoing, the Pledgor further agrees that it shall, concurrently with the execution of this Agreement and at any time and from time to time thereafter (a) procure, execute and deliver to the Pledgee all endorsements, financing statements, assignments and other instruments of transfer requested by the Pledgee, (b) deliver to the Pledgee immediately upon receipt the originals of all Pledged Shares and all certificates, instruments or other writings representing, evidencing or constituting Pledged Collateral, and
(c) take all steps reasonably required to maintain the Pledgor's continued performance under the MRUA. The Pledgor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Pledged Shares within thirty (30) days after the date it has been notified by the Pledgee of the specific inaccuracy of a representation or warranty.

     8. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Pledgee shall have the right (in its sole and absolute discretion) to hold the Pledged Shares in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee. The Pledgor will promptly give to the Pledgee copies of any material notices or other communications received by it with respect to Pledged Shares registered in the name of the Pledgor. The Pledgee shall at all times have the right to exchange the certificates representing Pledged Shares for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     9. VOTING RIGHTS; DIVIDENDS.

     (A) PRIOR TO THE OCCURRENCE OF AN EVENT OF DEFAULT. So long as no Event of Default shall exist or result therefrom (and, in the case of subparagraph (i) below, so long as written notice has not been given by the Pledgee to the Pledgor):

          (I) VOTING RIGHTS. The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the judgment of the Pledgee, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or the interest of the Pledgee therein; and, provided, further, that the Pledgor shall give the Pledgee at least five business days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

          (II) DISTRIBUTIONS. The Pledgor shall be entitled to receive and retain any and all dividends or distributions paid in respect of the Pledged Shares, except the following: (A) distributions paid or payable other than in cash in respect of, and instruments and


PAGE 6 - PLEDGE AGREEMENT
     other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares; (B) distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares; all of which shall be forthwith delivered to the Pledgee to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith paid over or otherwise delivered to the Pledgee as Pledged Collateral in the same form as so received, together with duly executed instruments of transfer or assignment satisfactory to the Pledgee, as further collateral security for the Secured Obligations.

          (III) PROXIES, ETC. The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subparagraph (i) above and to receive the dividends or distributions which it is authorized to receive and retain pursuant to subparagraph (ii) above.

     (B) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default:

          (I) VOTING RIGHTS. All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a)(i) above shall cease upon written notice thereof from the Pledgee, and all such rights shall thereupon become vested in the Pledgee, who shall thereupon have the sole right to exercise such voting and other consensual rights.

          (II) DISTRIBUTIONS. All rights of the Pledgor to receive the distributions which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Pledgee, who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends. All dividends or distributions which are received by the Pledgor contrary to the provisions of this subparagraph (ii) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over or otherwise delivered to the Pledgee as Pledged Collateral in the same form as so received, together with duly executed instruments of transfer or assignment satisfactory to the Pledgee, as further collateral security for the Secured Obligations.

          (III) PROXIES, ETC. In order to permit the Pledgee to exercise the voting and other rights which it may be entitled to exercise pursuant to subparagraph (i) above, and to receive all dividends and distributions which it may be entitled to receive under subparagraph (ii) above, the Pledgor shall, if necessary, upon written notice of the Pledgee, from time to time execute and deliver to the Pledgee appropriate proxies, dividend payment orders and other instruments as the Pledgee may request.


PAGE 7 - PLEDGE AGREEMENT

     10. APPOINTMENT OF PLEDGEE. So long as any Secured Obligation remains unpaid, the Pledgor does hereby designate and appoint the Pledgee its true and lawful attorney coupled with an interest and with power irrevocable, after an Event of Default has occurred and is continuing, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes hereof, including, without limitation, all of the following: (i) receive, endorse and collect all instruments made payable to the Pledgor representing any principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; (ii) perfect or continue perfected, maintain the priority of or provide notice of the Pledgee's security interest in the Pledged Collateral; (iii) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Pledged Collateral; and (iv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Pledgor, which the Pledgee may deem necessary or advisable to maintain, protect, realize upon and preserve the Pledged Collateral and the Pledgee's security interest therein and to accomplish the purposes of this Agreement. The acceptance of this appointment by the Pledgee shall not obligate it to perform any duty, covenant or obligation required to be performed by the Pledgor under or by virtue of the Pledged Collateral or to take any action in connection therewith. All expenses incurred by the Pledgee in connection with exercising any of its rights under this Section shall bear interest at a per annum rate equal to eighteen percent (18%) (the "Default Rate") from the date incurred until repaid by the Pledgor. All amounts described in this Section shall be repayable by the Pledgor on demand and the Pledgor's obligation to make such repayment shall constitute an additional Secured Obligation.

     11. NO RESPONSIBILITY FOR CERTAIN ACTIONS. Notwithstanding any provision contained in this Agreement, the Pledgee shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve any rights against any third parties with respect to any Pledged Collateral.

     12. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default":

          (a) The Pledgor's failure to repay the Prepaid Royalties Balance as required under the terms of the MRUA;

          (b) any representation or warranty made or deemed made by the Pledgor under or in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

          (c) the Pledgor shall fail to perform or observe any other material covenant, obligation or term of this Agreement.

     13. REMEDIES.


PAGE 8 - PLEDGE AGREEMENT

          (A) GENERAL REMEDIES. If an Event of Default shall occur, and upon the expiration of any applicable notice and cure period under the MRUA, the Pledgee shall have, in addition to all other rights and remedies granted to it in this Agreement, or the MRUA, all rights and remedies of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are asserted) or other laws to the extent applicable, provided, however, that except for specific performance of its rights hereunder, and except for the Pledged Collateral, Clearwire shall not have recourse against the Pledgor or its assets in respect of the Prepaid Royalties Balance. Without limiting the generality of the foregoing, the Pledgor agrees that the Pledgee may:

          (i) require the Pledgor to assemble all or any part of the Pledged Collateral and make it available to the Pledgee at any place and time designated by the Pledgee; and

          (ii) subject to the requirements of laws affecting the offering and sale of securities, sell, resell, assign, transfer or otherwise dispose of any or all of the Pledged Collateral at public or private sale or at any broker's board or on any securities exchange, by one or more contracts, in one or more lots or parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as the Pledgee deems advisable; provided, however, that, except as otherwise required under Section 9A-608 and/or Section 9A-615 of the UCC, the Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Pledgee.

          (B) SALE OF PLEDGED COLLATERAL. Each purchaser at any sale pursuant to this Agreement shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the fullest extent permitted by applicable laws, all rights of redemption, stay and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgee shall be authorized at any such sale to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof. Neither the Pledgee's compliance with the UCC or any other applicable law, in the conduct of any sale made pursuant to this Agreement, nor its disclaimer of any warranties relating to the Pledged Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. The Pledgee shall give the Pledgor ten (10) days' written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9A-612 of the UCC) of the Pledgee's intention to make any sale of Pledged Collateral. The Pledgee shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. To the fullest extent permitted by applicable laws, the Pledgee may bid for or purchase the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee from the Pledgor as a credit against the purchase price and the Pledgee, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such


PAGE 9 - PLEDGE AGREEMENT
agreement and the Pledgor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. To the fullest extent permitted by applicable laws, any sale pursuant to the provisions of this subsection (b) shall be deemed to conform to the commercially reasonable standards as provided in Section 9A-610(b) of the UCC.

          (C) WAIVER OF RIGHTS TO PURCHASE. The Pledgor, for itself and its successors and assigns, does hereby irrevocably waive and release all preemptive, first-refusal and other similar rights of the Pledgor to purchase any or all of the Pledged Shares upon any sale thereof by the Pledgee under this Agreement, whether such right to purchase arises under any agreement, by operation of law or otherwise.

          (D) EXEMPT SALES TRANSACTIONS. The Pledgor recognizes that, by reason of certain provisions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act") and applicable state securities laws, the Pledgee may be compelled, with respect to any sale of all or any part of the Pledged Shares, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state or foreign government securities laws, even if the Pledgor would agree to do so. If the Pledgee determines to exercise its right to sell any or all of the Pledged Shares, upon written request, the Pledgor shall and shall cause the Companies to, from time to time, furnish to the Pledgee all such information as the Pledgee may request in order to determine the number of shares and other instruments included in the Pledged Shares which may be sold by the Pledgee as exempt transactions under the Securities Act and rules of the SEC thereunder, as the same are from time to time in effect.

          (E) RETENTION OF PLEDGED COLLATERAL. The Pledgee may, after providing the notices required by Section 9A-505(2) of the UCC or otherwise complying with any requirement of applicable law, accept or retain the Pledged Collateral or any part thereof in satisfaction of the Secured Obligations. Unless and until the Pledgee shall have provided such notices, however, the Pledgee shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

          (F) DUTY OF CARE. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own similar property. Neither the Pledgee nor any of its affiliates, directors, officers, employees, counsel, agents and


PAGE 10 - PLEDGE AGREEMENT
attorneys-in-fact shall be liable for failure to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of the Pledgor or otherwise.

          (G) APPLICATION OF PROCEEDS. The cash proceeds actually received from the sale or other disposition or collection of the Pledged Collateral, and any other amounts received in respect of the Pledged Collateral the application of which is not otherwise provided for herein, shall be applied: first to payment of any costs, expenses and fees, including, without limitation, attorneys' fees (including allocated costs of in-house counsel), incurred by the Pledgee in connection with sale or other disposition or collection of Pledged Collateral; second, to payment of any all costs, expenses and fees, including, without limitation, attorneys' fees (including allocated costs of in-house counsel), payable to the Pledgee under this Agreement; third, to payment in full of the Secured Obligations (to the extent not included in clause first or second above); and fourth, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Pledgor or as otherwise required by law. The Pledgee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. The Pledgor shall remain liable to the Pledgee for any deficiency which exists after any sale or other disposition or collection of the Pledged Collateral.

     14. CERTAIN WAIVERS. The Pledgor waives, to the fullest extent permitted by applicable laws, (a) any right of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Pledged Collateral or other collateral or security for the Secured Obligations; (b) any right to require the Pledgee (i) to proceed against any person, (ii) to exhaust any other collateral or security for any of the Secured Obligations, (iii) to pursue any remedy in the Pledgee's power, or (iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (c) all claims, damages, and demands against the Pledgee arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.

     15. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (in the case of an amendment) by Pledgor and Pledgee or (in the case of a waiver) by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein are cumulative and not exclusive of any right or remedy provided by law.

     16. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given or made upon delivery if delivered personally (by courier service or otherwise), as evidenced by written receipt or other written proof of delivery (which may be a printout of the tracking information of a courier service that made such delivery), in each case to the applicable addresses set forth below (or such other address which either party may from time to time specify):


PAGE 11 - PLEDGE AGREEMENT

                If to Pledgor:   Hispanic Information and
                                 Telecommunications Network, Inc.
                                 63 Flushing Avenue, Unit 281
                                 Brooklyn, NY 11205
                                 Attention: [***]
                                 Fax: [***]

               With a copy to:   Day, Berry & Howard LLP
                                 875 Third Avenue
                                 New York, NY 10022
                                 Attention: [***]
                                 Fax: [***]

                                 RJGLaw LLC
                                 1010 Wayne Avenue, Suite 950
                                 Silver Spring, MD 20910
                                 Attention: [***]
                                 Fax: [***]

               If to Pledgee:    Clearwire Corporation
                                 5808 Lake Washington Blvd. NE,
                                 Suite 300
                                 Kirkland, WA 98303
                                 Attention: [***]
                                 Facsimile: [***]

               With a copy to:   Davis Wright Tremaine LLP
                                 1501 Fourth Avenue
                                 2600 Century Square
                                 Seattle, WA 98101
                                 Attention: [***]
                                 Facsimile: [***]

Pledgor hereby agrees that such notice shall be deemed to meet any requirements of reasonable notice contained in the UCC or other applicable law.

     17. COSTS AND EXPENSES. Pledgor and Pledgee shall pay their own costs and expenses incurred by them, including the fees and out-of-pocket expenses of their own legal counsel, in connection with the preparation, negotiation and filing of this Agreement. Pledgor shall pay to Pledgee or its agents on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to Pledgee or its agents, whether internal or external and whether retained for advice, for litigation or for any other purpose) incurred by Pledgee or its agents either directly or indirectly in connection with endeavoring to (a) collect any amount owing pursuant to this Agreement, or negotiate or document a workout or restructuring; (b) enforce or realize upon any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing or otherwise directly or indirectly applicable in any such amount; or (c) preserve or exercise any right or remedy of Pledgee or its agents pursuant to

[*** Confidential Treatment Requested]


PAGE 12 - PLEDGE AGREEMENT
this Agreement. All such amounts shall be repayable by the Pledgor on demand and shall bear interest at the Default Rate until repaid, and the Pledgor's obligation to make such repayment shall constitute an additional Secured Obligation.

     18. SURVIVAL OF COVENANTS. All covenants, agreements, representations and warranties made by Pledgor hereunder shall survive the execution and delivery of this Agreement and the Pledged Shares hereunder.

     19. SEVERABILITY. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions hereof or thereof unenforceable or invalid.

     20. ADDITIONAL DOCUMENTS. Pledgor shall at Pledgee's request, from time to time, at Pledgor's sole cost and expense, execute, re-execute, deliver and redeliver any and all documents, and do and perform such other and further acts, as may reasonably be required by Pledgee to enable Pledgee to perfect, preserve, and protect its security interest in the Pledged Collateral and its rights and remedies under this Agreement or granted by law and to carry out and effect the intents and purposes of this Agreement.

     21. ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors heirs, executors and permitted assigns. This Agreement may not be assigned by Pledgor. Pledgee may transfer or assign the MRUA or this Agreement to any of its affiliates.

     22. COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     23. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Washington, without reference to the choice of law principles thereof. PLEDGOR IRREVOCABLY AGREES THAT, SUBJECT TO PLEDGEE'S SOLE AND ABSOLUTE DISCRETION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER DOCUMENTS OR THE LOAN RELATED HERETO SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY OF KING, STATE OF WASHINGTON. PLEDGOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SUCH COUNTY AND STATE. PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST PLEDGOR BY PLEDGEE IN ACCORDANCE WITH THIS SECTION.

     24. WAIVER OF JURY TRIAL. PLEDGOR AND PLEDGEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY PLEDGOR AND PLEDGEE MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO. PLEDGOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF PLEDGEE HAS REPRESENTED, EXPRESSLY OR


PAGE 13 - PLEDGE AGREEMENT

OTHERWISE, THAT PLEDGEE WELL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. PLEDGOR ACKNOWLEDGES THAT PLEDGEE HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     25. NO INCONSISTENT REQUIREMENTS. The Pledgor acknowledges that this Agreement and the other documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

     26. CONFIDENTIALITY. This Agreement is confidential and is subject to the terms of the other written agreements between the Pledgor and the Pledgee relating to confidentiality.

                  [Remainder of Page Intentionally Left Blank]


PAGE 14 - PLEDGE AGREEMENT

     IN WITNESS WHEREOF, the Pledgor and Pledgee have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

     PLEDGOR:                           Hispanic Information and
                                        Telecommunications Network, Inc.


                                        By: /s/ Jose Luis Rodriguez
                                            ------------------------------------
                                        Name: Jose Luis Rodriguez
                                        Title: President and CEO


     PLEDGEE:                           Clearwire Corporation


                                        By: /s/ R. Gerard Salemme
                                            ------------------------------------
                                        Name: R. Gerard Salemme
                                        Title: Executive VP


PAGE 15 - PLEDGE AGREEMENT

                                   EXHIBIT IV

                              OFFICER'S CERTIFICATE
                                       OF
                       CLEARWIRE SPECTRUM HOLDINGS II LLC

     This OFFICER'S CERTIFICATE (the "Certificate") is provided pursuant to the Master Royalty and Use Agreement (the "Agreement") dated as of September 20, 2006, by and between Clearwire Spectrum Holdings II LLC, a Nevada limited liability company ("Clearwire"), and Hispanic Information and Telecommunications Network, Inc.

     The undersigned hereby certifies that he is duly authorized to execute and deliver this Certificate on behalf of Clearwire, and further certifies as follows:

     Attached as Exhibit A is a true, complete and correct copy of the Resolutions of the Members of Clearwire authorizing the execution, delivery, and performance of the Agreement and other agreements referred to in the Agreement, which Resolutions have not been amended, superseded or otherwise modified as of the date of this Certificate.

     The individual named below (i) is the officer duly authorized to execute the Agreement on behalf of Clearwire, (ii) has been duly elected to the office of Clearwire set forth opposite his name, (iii) is duly qualified and acting as such officer of Clearwire on the date hereof, and (iv) the signature appearing opposite his name is his genuine signature.

Name   Office   Signature
----   ------   ---------


     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth below.

                                        CLEARWIRE SPECTRUM HOLDINGS II LLC


Date:                                   By:
      ------------------------              ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT A

                                   EXHIBIT V

                              OFFICER'S CERTIFICATE
                                       OF
                            HISPANIC INFORMATION AND
                        TELECOMMUNICATIONS NETWORK, INC.

     This OFFICER'S CERTIFICATE (the "Certificate") is provided pursuant to the Master Royalty and Use Agreement (the "Agreement") dated as of September 20, 2006, by and between Clearwire Spectrum Holdings II LLC, a Nevada limited liability company and Hispanic Information and Telecommunications Network, Inc. ("HITN").

     The undersigned hereby certifies that he is duly authorized to execute and deliver this Certificate on behalf of HITN, and further certifies as follows:

     Attached as Exhibit A is a true, complete and correct copy of the Resolutions of the Board of Directors of HITN authorizing the execution, delivery, and performance of the Agreement and other agreements referred to in the Agreement, which Resolutions have not been amended, superseded or otherwise modified as of the date of this Certificate.

     The individual named below (i) is the officer duly authorized to execute the Agreement on behalf of HITN, (ii) has been duty elected to me office of HITN set forth opposite his name, (iii) is duly qualified and acting as such officer of HITN on the date hereof, and (iv) the signature appearing opposite his name is his genuine signature.

Name   Office   Signature
----   ------   ---------


     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date set forth below.

                                        HISPANIC INFORMATION AND
                                        TELECOMMUNICATIONS NETWORK, INC.


Date:                                   By:
      ------------------------              ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A